Listing Report:Supplement No. 47 dated Sep 08, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 300157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1999	Debt/Income ratio:	40%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	17y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,287	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	tim2006	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 94% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	2 ( 6% )	520-540 (Feb-2008) 520-540 (Jan-2008) 520-540 (Dec-2007) 520-540 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
New Cabinets for Kitchen
Purpose of loan:
My plan is to purchase kitchen cabinets and counters along with new carpet. My last loan with Prosper is paid in full.

My financial situation: I haved worked for the same company for the last 16 years
Monthly net income : $4900.00
Monthly expenses: $
??Housing: $ 0 payment home is paid for.
??Insurance: $ 25.00
??Car expenses:125.00??Utilities: $65.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans:? I have a credit card with Capital One
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 333541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$232.26

Auction yield range:	17.18% - 22.00%	Estimated loss impact:	20.25%
Lender servicing fee:	1.00%	Estimated return:	1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2001	Debt/Income ratio:	21%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,258	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hellrayser	Borrower's state:	Missouri	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 95% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	640-660 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
pay off debt
Purpose of loan:
to pay off credit cards and detal bills not covered under my insurance.

My financial situation:
I have worked very hard over the past?3 years to improve my credit score. I have reduced my debt to just my car and house paynent.

Monthly net income: $ 2816

Monthly expenses: $?2065
??Housing: $ 999????
??Insurance: $ 124
??Car expenses: $396
??Utilities: $ 100
??Phone, cable, internet: $60
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
I have a roommate that pays me $200 a month rent that is not included above and neither is the mileage reimbursements.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 399631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$144.97

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1984	Debt/Income ratio:	16%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,634	Occupation:	Fireman
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	26
Screen name:	FireLieutDen	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 680-700 (Oct-2007)
Principal balance:	$1,748.75	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Living expenses
Purpose of loan????
Credit card payoff and payoff American General finance

My financial situation????
Clean credit history since medical bills in 2004 caused bankruptcy

Monthly net income: $
Bring home pay is right at 4,700.

Monthly expenses: $
??Housing: $ 1651
??Insurance: $ 102
??Car expenses: $?400
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 413715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$304.44

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	23	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,961	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wlmiller16	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding business to other cities
Purpose of loan:
This loan will be used to?hire an additional coach/trainer for our company Elite Hoops.??It?takes our trainer's about 3 months to reach a full clientele of player's that they can train and coach, so this will pay for their salary during that period.? Once the trainer has worked for about 3 months the revenue they produce will cover their salary plus add about 8-12% to our business. Our company has been around?since 2003 and has grown about 25% every year.??It started as a part time business and It has expanded to 2 full time positions.? We currently have a 2 year deal with?US Sports and Nike Sports Camps to run their Nike basketball camps in the southeast.? This past year we directed 16 youth basketball camps?and we will also train an additional?300 players during the off season.?

My financial situation:
I am a good candidate for this loan because I have a good credit score and have paid all existing loans on time. We will host a minimum of 20 Nike camps next year and train a minimum of 400 players in the off season.

Business Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 400
??Car expenses: $ 500
??Utilities: $ 215
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$178.21

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	29%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,160	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	toddyz05	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,800.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008)
Principal balance:	$2,440.95	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Granite Countertops, Hardwood Floor
Purpose of loan:
This loan will be used put in Granite countertops and hard would floors in my kitchen, dining room, and office. This is my second request for a?loan through prosper.? I have had a great experience with my first loan so I thougt I would try again.
My financial situation:
I am a good candidate for this loan because?I have good?credit.? I have never made a late payment in my life.? ?My wife and I have steady jobs in industries(Health Care) ?that have not been greatly effected by the current economy.? The listing does not include my wifes income of $ 60k so the debt to income ratio is not correct.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2000	Debt/Income ratio:	17%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$3,506	Revolving credit balance:	$7,244	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	blissful-return7	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation needed
Purpose of loan:
This loan will be used to?Pay off high interst credit cards

My financial situation:fincially stable
I am a good candidate for this loan because?I don't have a lot of debt just trying to make a smart choice and pay off some cards.? I am attempting to increase my credit score over the next six months in order to buy my first home.

Monthly net income: $ 55000

Monthly expenses: $
??Housing: $900
??Insurance: $10
??Car expenses: $430
??Utilities: $200
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,650.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.23%	Starting borrower rate/APR:	15.23% / 17.43%	Starting monthly payment:	$57.38

Auction yield range:	14.18% - 14.23%	Estimated loss impact:	15.31%
Lender servicing fee:	1.00%	Estimated return:	-1.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1993	Debt/Income ratio:	120%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,277	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	hbills32	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	620-640 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 6% )	640-660 (Feb-2008)
Principal balance:	$8,217.47	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
bills, new baby
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$409.53

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1995	Debt/Income ratio:	38%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$19,243	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sweett2u	Borrower's state:	Maryland	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	740-760 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	640-660 (May-2007)
Principal balance:	$4,409.76	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Home Improvement
Purpose of loan:
My husband and I purchased our first home a year ago and would like to do some exterior home improvements.? These improvements will include installing a fence to close off our property?and deck for entertaining friends and family.

My financial situation:
My?repayment ability?is shown through my current loan with Prosper.??This active loan?is current with no late?payments.? If?I am approved for this loan,?it wil be?set up?as an?automatic payment to ensure on-time payments.?The monthly household net income is $6,320,?which includes my husband's income.? I believe if you make a debt you should pay it back and in a timely manner.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$296.74

Auction yield range:	4.18% - 14.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1994	Debt/Income ratio:	40%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,377	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dpt334	Borrower's state:	Michigan	Borrower's group:	Christian Investors
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-760 (Latest)
Principal borrowed:	$12,800.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008) 680-700 (Feb-2008)
Principal balance:	$8,697.54	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
2nd loan (Adoption)
Purpose of Loan:
Pay off existing Prosper loan and lower our interest rate. (After a year of on time payments)

Original Loan:
My wife and I adopted 4 children approximately four years ago, and in doing so we acquired some debt. We were ready for a baby or a toddler, but not for the gift God brought into our lives: 4 children - ages 3, 4, 6, and 10. We suddenly had to buy 4 beds, mattresses, bedding, clothes, shoes, and some toys and entertainment for such ages. So the credit cards came out. After two years of revolving payments (of mostly interest) we decided to come to Prosper to put an end to the endless payment cycle. We have had a great experience with Prosper so far, and now hope to improve our financial situation even more.

Monthly payments:
We are current with all of our monthly payments and are doing well at paying off our remaining debts. We would like to use the money we save on the interest for this loan to pay off some of those other debts sooner than we had initially hoped.

God Bless and happy bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$26,558	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	richardopat	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,624.94	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Need to update software
Purpose of loan:
This loan will be used to update my software, as I am a graphic designer.

My financial situation:
I am a good candidate for this loan because my main client is 3M Company, they are net 60 days receivables, so I am a little short until the next 3 weeks. I always pay back my debts.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $500
??Insurance: $100
??Car expenses: $300
??Utilities: $35
??Phone, cable, internet: $50
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $25,000
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$225.32

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1990	Debt/Income ratio:	25%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	22y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,192	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	RanHen	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$3,556.70	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Small Business Owner
Purpose of loan:
This loan will be used to assist my small business that I have operated since 1997.

My financial situation:
I am a good candidate for this loan because I am a successful business owner and have been responsible for my financial obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$509.42

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$394	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Brent75	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making an Album
Purpose of loan:
I am producing a new album in Nashville and need some extra cash to really guarantee the project's success.

My financial situation:
I am a former diplomat with the U.S. Government.? I recently left my job in order to work on this project, which I expect to pay off quickly once the album is released.

Monthly net income: Currently living off of savings (approximately $100,000) while working on this project

Monthly expenses: $
??Housing: $500??
? Insurance: $150
??Car expenses:$0?
??Utilities: $0
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.54%	Starting monthly payment:	$52.63

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1984	Debt/Income ratio:	36%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$16,148	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	WestCoastTerry	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-760 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	780-800 (Apr-2008)
Principal balance:	$1,778.09	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay off high interest credit card
Purpose of loan:
I want to pay off a credit card that went from 0.00% to 16.99%.??This is the only credit card I own and I do not want to pay CHASE the unreasonable interest rate.?

My financial situation:
I am a good candidate for this loan because I?simply?want to be out of debt and I have an excellent record with Prosper and?plan to?maintain that record.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1988	Debt/Income ratio:	39%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	54	Length of status:	1y 10m
Amount delinquent:	$3,440	Revolving credit balance:	$8,565	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	phenomenal-compassion	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because? I have a consistent income and can/will make all monthly payments to better my credit rating!

Monthly net income: $ 2,400

Monthly expenses: $
??Housing: $ 1146
??Insurance: $ 65
??Car expenses: $ 500?
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1985	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,175	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	trush22	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	620-640 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	1 ( 4% )	640-660 (Aug-2007) 580-600 (May-2007)
Principal balance:	$2,668.59	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Payoff Cards & 1st Prosper Loan
Purpose of loan:
The purpose of the loan is to payoff my existing Prosper Loan and to pay off high interest credit cards (apx $2,000) and put the rest in Savings in order to?increase my credit score and to use for emergencies instead of my credit cards.
My financial situation:
My husband and I are employed full time and have not missed any payments on our current debts.

Monthly net income:? apx $4,000.00 (myself and my husband) Monthly expenses:

Housing: $ 600.00
Insurance: $240.00 - cars
Car payments/RV: $1,000
Utilities: $150.00
Phone, cable, internet: $ 210.00
Food, entertainment: $550.00
Clothing, household expenses $50.00
Credit cards/Prosper Loan: $500.00
Other expenses: $250.00 (gas, etc.)

Total Expenses: $3,550

The excess income (approximately $450) will be used to pay back the loan.

Thank you for considering funding my request!Monthly expenses:

Housing: $ 600.00
Insurance: $240.00 - cars
Car payments/RV: $1,000
Utilities: $150.00
Phone, cable, internet: $ 210.00
Food, entertainment: $550.00
Clothing, household expenses $50.00
Credit cards/Prosper Loan: $500.00
Other expenses: $250.00 (gas, etc.)

Total Expenses: $3,550

The excess income (approximately $450) will be used to pay back the loan.

Thank you for considering funding my request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	11.18% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	28%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	2y 4m
Amount delinquent:	$232	Revolving credit balance:	$21,835	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	efficient-basis	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay off a credit card, which recently adjusted to very high rate (28.99%).

My financial situation:
A majority of my debt is due to a home renovation, which I've been working on for the past two years.? With the help of some great family and friends, I have most of the work done, but I also have debt from the purchase of materials, appliances, etc.? The original plan was to refinance at the end of the project and come out with with a great home for my (future) family and an affordable mortgage.? Unfortunately, with declining values and tighter lending standards, this will not be possible.? While I do have $25-30k of equity in the house, I am finding out that this amount is just enough to cover the 85% loan-to-value requirement and there are really no "cash-out" options.?

At this point, I am trying to tackle this debt myself and avoid selling my home for the cash.? I feel that I am a good candidate for a loan, because I have been constantly employed since college (over 9 years) and I have never missed a payment on any of my debt.? Over the past year, I have made several?sacrifices to cut as many expenses as possible, and seriously tackle this debt.? Further, the car I am driving is paid for and I have recently taken on a roommate to bring in extra cash.? Please do not hesitate to ask any questions!

Please note:?
When my credit report was pulled to look at my refinance options, I discovered that there was a delinquency reported ($232).? Upon further research, I learned that it was due to an erroneous charge from T-Mobile after I terminated my contract years ago.? I contacted T-Mobile and they agreed that the charge was in error and adjusted my account accordingly.? Likewise, the collection company acknowledged that I do not owe any money and have filed to have the record removed.? I have also filed the appropriate dispute with Experian.? Once again, I maintain that I have never missed a payment or failed to repay any debt!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$92.78

Auction yield range:	17.18% - 18.90%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	21%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	28	Length of status:	8y 7m
Amount delinquent:	$378	Revolving credit balance:	$2,471	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jhofkins	Borrower's state:	Missouri	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2007)
Principal balance:	$555.04	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
To pay off medical & credit cards
Purpose of loan:
This loan will be used to? Pay of medical bill balances and pay down or pay off some credit card balances.

My financial situation: I am employed full-time. With my raise this year, I am on pace to make over $50,000 this year. I am employed by a top 100 company and have good job security there.

I am a good candidate for this loan because? I have a loan with Prosper with a balance of approximately $555.00. I have never been late or missed a payment. I am committed to improving my financial situation by aquiring this loan.

Monthly net income: $ 3347

Monthly expenses: $?
??Housing: $ 1007
??Insurance: $ 92
??Car expenses: $ 551
??Utilities: $ 196
??Phone, cable, internet: $ 100
??Food, entertainment: $450
??Clothing, household expenses $150
??Credit cards and other loans: $ 175
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1998	Debt/Income ratio:	38%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	17y 5m
Amount delinquent:	$1,689	Revolving credit balance:	$380	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ljc085	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$1,081.28	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off debt
Purpose of loa
This loan will be used to? Pay off pay day loans used to start my wifes business.

My financial situation:
I am a good candidate for this loan because?Paying off these loans will give us an extra $300 a month to help pay our bills since my wife was laid off from her job, and started her own business, We fell behind one month due to the lay off, but we are now currant, paying off these debts will help us stay currant and also pay off this loan,We want to thank everyone in advance for any help you can give us.

Monthly net income: $3500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $?270
??Car expenses: $ 385
??Utilities: $ 180
??Phone, cable, internet: $ 78
??Food, entertainment: $?600
??Clothing, household expenses $
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$301.40

Auction yield range:	17.18% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	50%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	0y 1m
Amount delinquent:	$334	Revolving credit balance:	$8,362	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Demetr	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	740-760 (Jul-2007)
Principal balance:	$1,900.02	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Need to Consolidate

Purpose of loan:?
I am a school teacher who has just recently began?working again after being laid off due to the economy.? Since I had not been?working for a?while, I fell behind on my bills, and need assistance getting back?caught up on everything.? Also, I'm a full time mother,?and a?student who will be completing her?Masters Degree in Education in October 2009.? The school year has begun, and I do not want to?continue the year with the debt I currently have.? I will go out of my way for my students in providing and buying the necessary tools, manipulatives?and creating stimulating activities?that will help them to learn and keep them engaged.?

My financial situation:
I'm a good candidate for paying back this loan because I already have one loan with prosper that I am almost done paying, and have been consistent and timely with my payments for the duration of the loan.? Being out of work has set me back some, but?I am working hard and?need some financial assistance to restore my?credit rating.? Furthermore, since I am a school teacher, I am very organized and responsible when it comes to paying my bills.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $?775.00
??Insurance: $ 110.00
??Car expenses: $250.00
??Utilities: $ 80.00
??Phone, cable, internet: $?100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 350.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$193.25

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2000	Debt/Income ratio:	62%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	25 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	14y 8m
Amount delinquent:	$0	Revolving credit balance:	$34,851	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	dwn2low	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008) 620-640 (Mar-2008)
Principal balance:	$3,243.54	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Refi Prosper Loan and bills
Purpose of loan:
This loan will be used to?refinance?my existing prosper loan as well as?to? pay off a credit card that recently inceased my rate without notice for no reason. You can see that I have made consistant early paymentsto my current prosper loan.

My financial situation:
I am a good candidate for this loan because I am an Officer in the USAF and integrity and honesty is what I stand for. I have paid consistanly on this loan for?over a?years . My current DTI is high due to the fact I am attending graduate school for Clinical Psy through Capella and this school cost more than my Tuition Assistance so I have student loans to cover the rest, however they are defered until I finish. I also have several investments which I could liquadate to pay this loan but wish to keep those for the future. My credit score is low due to my DTI?NOT because i do not pay my bills. I?am now?deploy to the desert so this?has increase my income temparaily but I am looking to keep my payments at the current amount or lower.
Thanks

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 150 (Gas lol)
??Utilities: $?180
??Phone, cable, internet: $ 135
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Boat: $ 275
??Harley$300
?? Investments $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1992	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,729	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	exact-economy	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding existing business
Purpose of loan:
This loan will be used to? To buy new and better equipment for my auto body and paint shop.

My financial situation:
I am a good candidate for this loan because? I have little or no overhead. I live?in a home that is paid?for with no mortgage, therefore, I have litterly no monthly espenses.?All of my credit accounts are in good standing with no delinquiencies. I have been in this business for over 18 years and have established a?unique market in the industry. I have all the skills?necessary to make my business grow, the only thing lacking is the capital to?purchase new equipment and supplies.?

Monthly net income: $ 3500.00

Monthly expenses: $600.00
??Housing: $ 00.00
??Insurance: $ 00.00
??Car expenses: $ 00.00
??Utilities: $ 00.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 175.00
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.34%	Starting borrower rate/APR:	23.34% / 25.62%	Starting monthly payment:	$388.87

Auction yield range:	17.18% - 22.34%	Estimated loss impact:	19.27%
Lender servicing fee:	1.00%	Estimated return:	3.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1975	Debt/Income ratio:	30%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	4y 4m
Amount delinquent:	$3,163	Revolving credit balance:	$1,765	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mat101155	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	740-760 (Aug-2008) 580-600 (Oct-2007) 580-600 (Aug-2007) 580-600 (Jun-2007)
Principal balance:	$4,506.31	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Money to go back to school
I am an honest and hardworking person.

I am employed fulltime, and attending the SFSU fulltime.

I currently have another Propser loan, and I have never missed a payment.

I hope to borrow $10,000.00 to help with my tuition, and graduate with my BS.

Monthly net income:??
$2434.00

Expenses:?
$1005.00

MonthlyHousing: $500.00????
Phone, internet: $50.00?
Food, entertainment: $200.00?
Clothing, household expenses 100.00?
Credit cards and other loans: $100.00?
Muni Pass: $55.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.43%	Starting borrower rate/APR:	11.43% / 13.55%	Starting monthly payment:	$230.60

Auction yield range:	3.18% - 10.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1972	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$34,809	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Hastings	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	800-820 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	1 ( 6% )	780-800 (Mar-2008)
Principal balance:	$6,708.11	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Low-Risk Credit Card Payoff
Purpose of loan:
This loan will be used to pay off an existing Prosper loan at a lower interest rate.

My financial situation:
I am a good candidate for this loan because it's almost risk-free. Our home is paid off.

We have a typical family-of-two, not-extravagant household budget. We are both north of 50, own our cars, and, basically, are basically debt-free.

We have a lifelong history of paying our debits. This loan will be repaid quickly and in full.

Our combined monthly gross income is >$100,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1985	Debt/Income ratio:	106%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	11y 10m
Amount delinquent:	$917	Revolving credit balance:	$14,129	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	basis-chomper	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I work full time at the same job for the past 11 plus years. I will request repayment be taken out by allotment.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1999	Debt/Income ratio:	6%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,473	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	market-sensai201	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 82% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	2 ( 18% )	640-660 (Sep-2008)
Principal balance:	$2,239.34	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Hello - I would like to use this loan to pay several bills off completely, consolidating debt.? I am employed full-time as a Commissions Analyst and have worked for the same company for almost 6 years.? My ability to pay back the loan is very strong as my position is a secure one with my employer.? Your consideration for this loan would help me greatly in consolidating debt and in doing so, would save me money?in interest, therefore allowing an even?more certain?payback.? Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1996	Debt/Income ratio:	24%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,589	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	PJMAC	Borrower's state:	Texas	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Oct-2008) 620-640 (Dec-2006) 600-620 (Oct-2006)
Principal balance:	$290.66	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
finish off debt
Purpose of loan:
This loan will be used to pay down debt.

My financial situation:
I am a good candidate for this loan because my income has increased by more than 35% over the past two years. I have a strong record of payment, and I used Prosper successfully once already.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 55
??Gas: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Student loans: $ 900
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1982	Debt/Income ratio:	30%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,913	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	oldtimernow65	Borrower's state:	Georgia	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008) 600-620 (Dec-2007) 640-660 (Feb-2007)
Principal balance:	$1,259.11	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
paying off some high interest cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$94.19

Auction yield range:	17.18% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	17%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Vidalia205	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 89% )	660-680 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	3 ( 11% )	660-680 (Apr-2007)
Principal balance:	$893.55	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
PERSONAL LOAN
Purpose of loan:
Debt Consolidation

My financial situation:
I NEED TO REBUILD MY CREDIT HISTORY
My monthly budget:
Mortgage/rent $200.00
Insurance: $200.00
Car expenses: $277.00
Utilities: $200.00
Phone, cable, internet: $250.00
Food, entertainment: $100
Clothing, household expenses $75
Credit cards and other loan payments: $100.00
Other expenses: $0
---------------------------------------
Total monthly expenses: $1402.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.99%	Starting borrower rate/APR:	30.99% / 33.38%	Starting monthly payment:	$257.97

Auction yield range:	17.18% - 29.99%	Estimated loss impact:	19.76%
Lender servicing fee:	1.00%	Estimated return:	10.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1989	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,298	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ye_extxn	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008) 620-640 (Feb-2008) 640-660 (Jul-2007)
Principal balance:	$1,421.38	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
NEW BUSINESS, OLD CUSTOMER
Purpose of loan:
This loan will be used to Start a?Tutoring Service.? I want to make an impact.? There are a lot of children who are reading below grade level.? I have a partner who is going to teach mathematics.?

My financial situation:
I am a good candidate for this loan because I know a lot of people in the community.? I have had a lot of people approach me this summer asking me to tutor their children.? We need a location that is conducive to learning.?

I have had another Prosper loan for a 2 years now.?I have made all my payments on time.??

Monthly net income: $ 4000

Monthly expenses: $
??Housing:??? $ 600
??Insurance: $?100
??Car expenses: $ 500
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
? Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,923	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	higgins08	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$1,437.52	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Website Expansion
Purpose of loan:
We have survived the crucial first two years of being in business and we are ready to take our business to the next level. The old saying goes, "The cobbler's children go barefoot" and in our case we are a Web Consulting company that has not yet fully utilized our website to bring in new business. So with this loan we will invest in our website and start using to get the right kind of clients for our set of service offerings.

My financial situation:
As I said, we have made it to year three in our business, so we know how to serve our clients and add value to their business. We are ready to start fine tuning our marketing system and use our web offerings to streamline serving our current clients and also getting new clients.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$332.55

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1983	Debt/Income ratio:	40%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	19y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,448	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	persistent-asset	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
taxes
Purpose of loan:
This loan will be used to? hwlp pay taxes and repair bathroom

My financial situation:
I am a good candidate for this loan because?I have a good income and honest
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$679.23

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2007	Debt/Income ratio:	79%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$966	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gain-system	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car from a friend
Purpose of loan:
This loan will be used to? purchase a vehicle from my friend that now works for a company in Canada. I have spent a good amount of money by having to keep fixing up the vehicle I have now and I am tired of throwing all my money into my car. I bought my car from a dealership with an off alignment which didnt bother me at the time, because I knew I can get it fixed later which I did but ended up costing me $1,500 to $2,000. The mechanic told me the vehicle was in?a bad accident and the previous owner tried to fix it by himself and didn't bother to tell the dealership and probably not his/her insurance either. Also last week my radiator got a crack somewhere and is now leaking coolant and I haven't drove my car since then, because I'm scared something really bad will happen if I drive it to work, luckily I was smart and bought a brand new scooter 2 months ago but wont last me much longer since winter is coming. I really need a more reliable car for winter and I've known my friend since high school and I know he's selling me a great car!

My financial situation:
I am a good candidate for this loan because? I have great credit score and I always pay my bills on time! I also still live at home with my parents and if there is any problems with me making a payment, which I highly doubt, my parents and/or grandparents say they are always here if I'm in any trouble.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1994	Debt/Income ratio:	31%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	35	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	well-rounded-payout	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
major auto repair
Purpose of loan:
This loan will be used to?repair my daughters car and to?help get back on our feet from a near foreclosure that we are just coming out of?

My financial situation:
I am a good candidate for this loan because?i always?pay my bills and?if it wasn't for some bad advice I wouldn't have been in this?mess? Despite my credit score and other financial information we've always paid off our debts,so if you would consider us we would appreciate it. My wifr and I are hard working people and have just hit a couple of snags.

Monthly net 4000

Monthly expenses: $
??Housing: $ 999
??Insurance: $ 185
??Car expenses: $ 150
??Utilities: $ 150
??Phone, cable, internet: $ 65
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,240	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	Richard12167	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan needed
Purpose of loan:
This loan will be used to finish building a deck on my house and to pay off a couple of credit cards.
My financial situation:
I pay all my bills on time. Looking to consolidate some small debt and finish building my deck.
Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 935
??Insurance: $ 100
??Car expenses: $120?
??Utilities: $ 80
??Phone, cable, internet: $100
??Food, entertainment: $ 200
??Clothing, household expenses $50
??Credit cards and other loans: $50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.32%	Starting monthly payment:	$47.00

Auction yield range:	3.18% - 7.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2002	Debt/Income ratio:	8%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$934	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	note-bunny737	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	760-780 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	760-780 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Taking a small trip
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1994	Debt/Income ratio:	28%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,165	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	118%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	transparency-mammal	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical expense
Purpose of loan:
This loan will be used to? to pay off an eye surgery debt and for cash for my son's school year (Clothes, essentials)

My financial situation:
I am a good candidate for this loan because I have a steady income with a federal government agency for which I am starting my sixth year as a teacher at a Native American high school.?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 635
??Insurance: $ 156
??Car expenses: $0
??Utilities: $120
??Phone, cable, internet: $ 130.00Food, 250.00entertainment: $
??Clothing, household expenses $as needed
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1970	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	19	Length of status:	4y 10m
Amount delinquent:	$22,422	Revolving credit balance:	$10,025	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	4
Screen name:	new-resolute-gain	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finance e-mini trading program
Purpose of loan: trade the e-mini futures contract - program calls for trading this contract for a 2 point gain daily.- this will net $500/day trading 5 contracts or $125,000/year. Margin required is $1000/contract- Transaction costs are approximately $4.round trip. The e-mini contract mirrors the S&P 500 contract- It is 20% the size is highly liquid Trading 2 million contracts daily?on average-it is electronic and has a daily range of 20 points/day. There are no overnite carries with this program. After establishing a 3 month record of success I would offer the ?investor(s) the chance to have me manage $5000 of their funds in this idenical program?with profits to be split 50/50.
My financial situation:
I am a good candidate for this loan because? I have previously traded both?this market and this program.
Monthly net income: $ 8000

Monthly expenses: $ 7000
??Housing: $ 2700
??Insurance: $ 700
??Car expenses: $ 650
??Utilities: $ 250
??Phone, cable, internet: $ 300
??Food, entertainment: $?500
??Clothing, household expenses $ 700
??Credit cards and other loans: $ 250
??Other expenses: $ 950
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$99.64

Auction yield range:	3.18% - 11.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	10.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1995	Debt/Income ratio:	29%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,004	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lighthsnut	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-760 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-780 (Jul-2009) 720-740 (May-2008)
Principal balance:	$16,253.14	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
down payment on land
Purpose of loan:
This loan will be used to?put a down payment on a piece of ground. ?I have found a plot of ground (1 & 1/4 acres) to build on.?

My financial situation:
I am a good candidate for this loan because I have?steady employment in?health information management.?I have been steadily employed since 1985 and we have lived at the same address for 11 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	11.18% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1998	Debt/Income ratio:	23%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$23,909	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	JasonJenni070801	Borrower's state:	Wisconsin	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	680-700 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay Off 0% Credit Card Coming Due
Hello,????
????We are looking for $11,000 to pay off a no interest no payment credit card from home depot. We remodeled our kitchen last November and got a credit card from Home Depot that gave us no payments or interest for 12 months. That is coming due on October 14th. We are looking to repay this in a 6-12 month timeframe. We originally borrowed $17,000 and have paid it down to $11,000. We received the letter in the mail stating that if the balance is not paid off by October we will be charged back interest at a rate of 29.99% totaling over $4,000 in interest charges. Thank you for reviewing my proposal, below I have added our financial break down.

Income:
My Income: 62,000/ year (Registered Nurse 6+ years with current employer)
My Husband's Income: $60,000/ Year (Database Administrator 4 years with current employer)

Expenses:??
Housing: $ 1876.22??
Insurance: $ 125??
Car expenses: $1012???
Utilities: $250??
Phone, cable, internet: $125??
Credit cards: $450???
Student Loans: $375
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1978	Debt/Income ratio:	3%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$295	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	medyas	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
pay property tax
I would like to apply for a personal loan in the amount of $3,000. The loan will be used to pay for the property tax on our home which is due by the end of this year.? The total property tax is at $5,200.? We were able to pay $2,200 last?August?of 2009, ?but are finding it difficult to come up with the balance.? We have had some emergency repairs on our home, and just paid our annual home insurance?coverage?and fear that we might not have enough to pay for the balance of our property tax.? I have a full time and very stable job?with a reputable printing company.? We do not have other bills except for our home mortgage of $540 a month and regular utitlity and household bills.? We do not have other dependents as our son is now deceased and our daughter is married and living with her husband and children in their own home.? We most definitely can afford to pay the monthly payments that will be due once the loan is granted.? Please help us out.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1989	Debt/Income ratio:	10%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	37	Length of status:	29y 4m
Amount delinquent:	$2,682	Revolving credit balance:	$2,136	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	125%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	34	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	momofck	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-580 (Aug-2008)
Principal balance:	$773.07	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Relist - Score up 60+ points
Purpose of loan:?Thanks to a friends?advise I decided to relist and only borrow what was needed for my class books, I?did not want to take the money from my 401K since it had taken such a bad hit in this economy and I want to let it grow again.

This loan will be used to? To buy my books for the last 6 classes I have for my BA degree (so I won?t lose out on my promotion). ?I have worked very hard the last year to get things in order and pay off bills and my score reflected that by going up 60 points.? There will be no problem affording this loan even at the highest interest rate.? Your consideration on this loan is so very appreciated, you will not be sorry you invested in me.

I am a good candidate for this loan because??I have never turned my back on any of my bills.? I have been late on occasion but I always ?pay my bills.? I have been with my employer for over 29 years (not including the time I worked there while in high school.)? Things are looking up for me at work due to finishing my BA degree and I will soon be put in charge of DB Administration in January.? This payment will be come directly from my checking account and never be late.

Monthly net income: $ 2300.00(mine) ?2017.00 (husband)

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $ 145.00
??Car expenses: $ 50.00 (husband is a mechanic which?helps)
??Utilities: $ 150.00
??Phone, cable, internet: $ 99.00?
??Food, entertainment: $ 325.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	11.18% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1984	Debt/Income ratio:	32%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$18,112	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jackpot82	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	720-740 (Latest)
Principal borrowed:	$7,700.00	< mo. late:	0 ( 0% )	740-760 (Sep-2008) 780-800 (Oct-2007)
Principal balance:	$3,622.29	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Investment Property Repairs
Purpose of loan:
This loan will be used for repairs to one of my rental properties. It needs a new roof and while I am at it I am going to some renovations in the bathroom, it was needed anyway. I was waiting for the property to become vacant. Mother Nature has taken care of that for me. Several strong storms rolled through the area and I guess it was just too much. I told the tenant that I wanted to renovate the bath and that it would be unusable for a few days. She thought it best to stay with a friend while the work gets done. I am charging everything so this loan will actually pay off those charges. I didn't want to wait for the funding process and put her out longer.? Not too mention additional damage if any more storms come through. This will be the third time I have used Prosper and I love this place/idea. Hopefully you can look at my past loans and see that everything is perfect. Even though I am employed by the military, I consider myself a small business man.? I now have 3 rentals and plan to acquire more, which explains the high debt-to-income ratio. I could easily use banks or credit cards for financing purposes, but despite my good credit I can get better or comparable rates here. Not to mention I love the idea of the little guy making a profit. I would rather see you make a profit than the credit card companies, wouldn't you? I have not only borrowed from prosper but have helped fund 3 loans now and would continue to, but apparently some rules have changed.? NC residents can no longer lender through this site. I have had nothing but good experiences with this market place and I hope you have the same good fortune.
My financial situation:
My financial situation is fine. I have positive cash flow on my rental income of $1200/month. I have IRA's for me and my wife, and an education IRA for our child. I am very financially responsible and have an excellent credit rating. As I said I am a lender here as well, your loan could not be in better hands.? NOTE:? It seems Prosper is giving me a rating on there chart of "D". I can not figure out why. I've had 2 others loans through here. One paid off, the other current since funding a year ago and a credit score over 720. Regardless of the reasons be aware that I will set my rate at the lowest possible amount Prosper will allow. My previous loans were at 7% and 8.9% respectively and that is what I am hoping for with this loan. I have to start high because of Prospers rating.

Monthly net income: $6100

Monthly expenses: $2889
??Housing: $1175
??Insurance: $70
??Car expenses: $599
??Utilities: $175
??Phone, cable, internet: $120
??Food, entertainment: $500
??Clothing, household expenses $70
??Credit cards and other loans: $180
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1999	Debt/Income ratio:	11%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,161	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skinnyguy24	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 640-660 (Oct-2008) 600-620 (Jan-2008) 640-660 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Need to buy parts to repair car
Purpose of loan:
This loan will be used to? buy some parts i need to repair my vehicle. The heater core and? water pump?? for my car costs around 300.00 plus labor.

My financial situation:
I am a good candidate for this loan because?I pay on time and I will pay back fast this loan since I really only need half of it but the minimum to bid is 1000.

Monthly net income: $ 1650

Monthly expenses: $
??Housing: $ 580
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 80
??Phone, cable, internet: $ 60
??Food, entertainment: $ 50
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 120
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1989	Debt/Income ratio:	18%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	27	Length of status:	15y 9m
Amount delinquent:	$7,662	Revolving credit balance:	$1,288	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	eagle89	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008) 520-540 (Jul-2008)
Principal balance:	$1,951.31	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Rid of credit cards and med. bills
Purpose of loan:
This loan will be used to?pay off current Prosper loan,?2 more credit cards, medical bills and kids' braces.
I am a good candidate for this loan because?I have a great job with very good income and have been working hard to get on better financial ground.? I realize that I have made mistakes in the past and I am working to correct them.??I have continued to pay down balances since I got my current Prosper loan.? I have also never been late on a payment for my current loan! I hope that you will give me the chance to prove myself.?Please let me know if you have any questions.Monthly payments:?????????????????????????????? Balances:
Braces??????????:???? $130??????????????????????????? Braces??????????:????$1650
2 credit cards:??? $150??????????????????????????? 2?credit cards:???$1900
Prosper???????? :????$102????????????????????????????Prosper????????? :?? $1950
Medical??????? :??? $200??????????????????????????? Medical?????????:?? $1800
?????????????Total:??? $512????????????????????????????????????????? Total:?? $7300

Prosper payment:? $340 (max)

Monthly net income: $ 5180

Monthly expenses: $?4903
??Housing: $ 1216
??Insurance: $ 155
??Car expenses: $ 900
??Utilities: $ 450
??Phone, cable, internet: $ 350
??Food, entertainment: $?500
??Clothing, household expenses $?100
??Credit cards and other loans: $?800 ($150 will be replaced by Prosper)
? Medical??????? ???????????????????? : $ 200
? Braces????????????????????????????? : $ 130
? Current Prosper payment??? : $ 102
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$65.79

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2004	Debt/Income ratio:	24%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,922	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MNJAS61	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-760 (May-2009) 740-760 (Mar-2008)
Principal balance:	$570.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Car Repairs
Purpose of loan:
This loan will be used?to make a series of repairs on my?2006 Ford Taurus.?

My financial situation:
I am a good candidate for this loan because I have established work history in a skilled field (casino surveillance)?that hasn't been seriously affected by the recession, I have great credit and?I have never missed?or been late on any payment of any kind. I am a very responsible borrower, as my history will show.?I own a rental property and am also a freelance / contract writer, so I have multiple sources of stable income. I used Propser previously and was very happy with the process - With all of the upcoming changes to credit card regulations and policies, peer to peer lending makes a lot of sense.

Monthly net income: $2800 (actually takehome after taxes from primary job)?+ $1,250 (Rental property income)?

Housing: $385
Car Insurance: $150
Car expenses (Car loan): $330
Utilities: $150? Phone, cable, internet: $120??
Food, entertainment: $?200
Credit cards and other loans: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.69%	Starting borrower rate/APR:	32.69% / 35.11%	Starting monthly payment:	$87.88

Auction yield range:	11.18% - 31.69%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2001	Debt/Income ratio:	20%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,118	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mwd2411	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	560-580 (Jul-2008)
Principal balance:	$2,087.79	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Car Broke Down :(
Purpose of loan:
This loan will be used to purchase a vehicle. The engine blew up on my current (now former) vehicle and it's time for an upgrade.

My financial situation:
I am a good candidate for this loan because I have ALWAYS repaid my debts. I make timely payments and am very reliable. I have a steady full time job and have been with the company for 9 years. I am an accountant for a large corporation and make over $45,000/year. I keep tight tabs on my finances and track every dollar I spend. I am very honest and trustworthy and won't let anyone down!

Monthly net income: $ 2,500

Monthly expenses: $ 1450
??Housing: $300
??Insurance: $50
??Car expenses: $100
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $250
??Clothing, household expenses $50
??Credit cards and other loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2006	Debt/Income ratio:	17%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JESSICE66	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008)
Principal balance:	$2,940.36	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay Off some outstanding Debts
Purpose of loan:
This loan will be used to pay some outstanding debts which I incurred after a lengthy custody dispute and subsequent move to the DC area.
My financial situation:
I am a good candidate for this loan because I am and always have been responsible, trustworthy, and honest. My daughter means everything to me, and I must be in her life.??

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $875
??Insurance:? car insurance $179
??Car expenses: $475 (car note, gas, etc.)
??Phone, cable, internet - $75
??Food, entertainment: $20?
??Credit cards and other loans:?$175 (Prosper Loan)
??Other expenses:? Child Support - $450
??????????????????????????? IRS: $1,700
??????????????????????????? Attorney: $1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$248.18

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1995	Debt/Income ratio:	16%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	22	Length of status:	0y 2m
Amount delinquent:	$8,802	Revolving credit balance:	$1,624	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chicagofan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	560-580 (Apr-2008) 620-640 (Sep-2007)
Principal balance:	$1,327.24	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Great Investment Opportunity
Purpose of loan:? To pay property taxes due on Sept 14 and to put carpet in the basement which was recently completed.

My financial situation: This is an excellent investment opportunity for the prosper family.? I currently have one loan which I have been paying on for two years with no late payments.? I have recently gone back to work after losing my job in the automotive industry.? I am now in the food industry and feel very secure in my new position.? My wife currently makes $500 payments on the deliquent accounts as we have made significant progress within the past year.

Monthly net income: $ 2000 (Mine)? 2000(wife)

Monthly expenses: $?2900.00
??Housing: $ 810.09
??Insurance: $?124
??Car expenses: $ 170.00 Insurance
??Utilities: $?300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$703.14

Auction yield range:	11.18% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1990	Debt/Income ratio:	33%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$44,177	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	relentless-loot	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Divorce is expensive!
Purpose of loan:
This loan will be used to?
lawyer fees from my divorce.????????
My financial situation:
I am a good candidate for this loan because? you will see I have a 700+ credit score and have never defaulted on a loan.? I recently went through a divorce and owe my lawyer $20,000.? I considered cashing out my ROTH IRA but the taxes and penalties killed that idea.? I don't want to give the government 30-40% of my earnings.? A friend told me about Prosper.? She recieved a loan through this process and was very pleased with the outcome.? I thought I would try it as well.? I currently have 12 years with United Airlines.? I'm based in Denver,?CO?flying the Boeing 767/757. I'm also a Major in the Colorado Air National Guard.? I have been in the military for 17 years.? Working just one weekend per month I make $670 after taxes.? I plan to use this money to pay back my Prosper loan.? Thank you for your time and consideration of my loan.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1991	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	7y 11m
Amount delinquent:	$266	Revolving credit balance:	$241	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	authority2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"paying off my credit cards"
Purpose of loan:
This loan will be used to? pay off my credit cards.

My financial situation:
I am a good candidate for this loan because? I would like to move into my own apartment. I can't afford to pay rent and all of the bills. It's taking me longer just paying off the minimun

Monthly net income: $ 3822

Monthly expenses: $?3781
??Housing: $ 300
??Insurance: $ 172
??Car expenses: $ 1127
??Utilities: $ 220
??Phone, cable, internet: $ 432
??Food, entertainment: $ 225
??Clothing, household expenses $ 320
??Credit cards and other loans: $ 985
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$169.68

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1986	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,113	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-bull443	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$1,844.40	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Attorney Seeking to Pay Off cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because? I am an attorney and have never defaulted on any loan before

Monthly net income: $ 3,700

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $?75
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 900
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2003	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,343	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	red-exchange-maniac	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$137.31

Auction yield range:	17.18% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	20	Length of status:	15y 8m
Amount delinquent:	$140	Revolving credit balance:	$1,281	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	maryell53	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business supplies
Purpose of loan:
This loan will be used to??business supplies?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 695
??Insurance: $ 395
??Car expenses: $ 150
??Utilities: $ 125
??Phone, cable, internet: $ 125
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$290.98

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1994	Debt/Income ratio:	21%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$54,485	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	capital-geyser7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high-interest cc debt
Purpose of loan:
This loan will be used to? pay off high-interest rate credit card debt. I will use the money saved in a lower payment to pay down debt more quickly.

My financial situation:
I am a good candidate for this loan because?I have good credit, my partner and I own our home. I also own a duplex in Texas, which I rent to my mother and nephew in Texas. I have never been late on any mortgage payments. I pay all my bills on time. My partner and I have twin 4-year-old boys and unfortunately have built up debt as a result of that and of starting my partner's private practice as a psychotherapist. Thanks very much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,620.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 12.54%	Starting monthly payment:	$150.01

Auction yield range:	3.18% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1993	Debt/Income ratio:	10%
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,117	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	IntegrityFounder	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	840-860 (Latest)
Principal borrowed:	$5,051.00	< mo. late:	0 ( 0% )	760-780 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Law School Entrepreneurship Course
Thanks for considering my loan request .? This is my second Prosper.com loan.? I paid my first loan off early about?3 years ago.

I graduated in?1995 with a B.S. in Business Administration (Finance major).? I've worked at a major?insurance company since March 1998.? My position is?secure and I have no plans to leave.? While working full-time I'm?also finishing up my law degree.?

I plan to use this money for an Entrepreneurship course I'm taking in law school.? I'll use some of it for tuition and books and some for the semester project which is to develop a business plan.

I believe in always paying my bills on time.? In 18 years of being on my own and using credit, I've never been late in paying any bill of any kind.? I will not ruin that record by failing to pay this loan on time.? This loan is about as low risk as you can get.? I use my credit cards each month only to keep my credit score high.? However, I pay off ALL?balances in full each month before the due date so I incur no interest charges on revolving accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$171.89

Auction yield range:	8.18% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1983	Debt/Income ratio:	6%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 2m
Amount delinquent:	$185	Revolving credit balance:	$41,947	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CTRiverGuy	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Card
Purpose of loan:
This loan will be used to pay off my only personal credit card with a high interest rate.

My financial situation:
I am a good candidate for this loan because I make an excellent salary and have very little personal expenses since my job is 100% travel and my employer pays for my expenses Monday through Friday, including food and automobile expenses.? I have a mortgage/utilities, but since my living expenses are paid by my employer during the week, my meals and other living expenses are very low.

After ten years as a computer engineer with a Fortune 100 company, I had been laid off three years ago which put a temporary setback in my credit score and financial situation.? My credit is no longer a problem, but my credit card has a rate that I feel is way too high.? I'd rather pay someone else the interest than give it to to a greedy bank.

Monthly net income: $ 9,166

Monthly expenses: $
??Housing: $ 1,735
??Insurance: $ 145
??Car expenses: $ 0 (I don't own a car.? My employer provides a car for me during the week)
??Utilities: $ 475
??Phone, cable, internet: $ 225
??Food, entertainment: $ 250
??Clothing, household expenses $ 175
??Credit cards and other loans: $ 300 (but will go away if I get this loan)
??Other expenses: $150 (gardening...my hobby)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$85.95

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1994	Debt/Income ratio:	33%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	12y 0m
Amount delinquent:	$754	Revolving credit balance:	$2,354	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	amy76	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	600-620 (Jul-2009) 640-660 (Jan-2008) 600-620 (Dec-2007) 580-600 (Nov-2007)
Principal balance:	$1,126.28	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
A Small Loan to Get Back on My Feet
Thank you for taking the time to look at my listing.?I am a mother of an amazing?6 year old boy.?We live with my boyfriend and his son who is 9.?For over 11 years I have worked?as a customer support specialist for a telecom company.?My goal is to become debt free as soon as possible. The people of Prosper can help make that happen.?The Prosper loan will also be automatically taken from my account every month.

My boyfriend got laid off from his job?and we got behind on a few bills. He is currently working again and things are starting to look much better! I am hoping to get this loan to consolidate some debt and get some bills that are slightly behind caught up.

Monthly Income: $2370.00

Monthly expenses:
Housing: $257.50 (My half.)
Insurance: $68.00 (Car and renter's insurance.)
Car expenses: $307.00 (Car payment.)
Utilities: $50.00 (We only pay electric here.)
Phone, cable, internet: $120.00
Food, entertainment: $200.00 (Groceries. We watch alot of movies at home.)
Clothing, household expenses $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,998.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.36

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1994	Debt/Income ratio:	29%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	freedom3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	27 ( 93% )	760-780 (Latest)
Principal borrowed:	$25,996.00	< mo. late:	2 ( 7% )	680-700 (Feb-2008) 700-720 (May-2007) 760-780 (Jan-2007) 700-720 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Reinvest in Prosper
The proceeds from this loan will be reinvested into prosper loans.? The monthly payments for this loan will be paid by reinvested loans.? If a loan defaults, I will pay the monthly payment out of my own pocket.

Monthly net income: $3300

Monthly expenses: $2085
??Housing: $680
? Loan: $700
??Cable: $45
? Electricity: $90
??Phone: $20
??Food: $300
??Clothing: $50
??Credit cards: $200

This leaves $1215 per month to pay back the loan.

I understand the importance of monthly cashflow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1977	Debt/Income ratio:	62%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	33y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,753	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	blaclkbutter	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,291.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
I deserve a vacation
Purpose of loan:
This loan will be used to I need a vacation?? because i have not been any where in about 7 year? and i deserve one.

me and i work at my job for 33 years im dedicate trusting person.

t income: $ 2,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$163.82

Auction yield range:	4.18% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1984	Debt/Income ratio:	19%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	24y 4m
Amount delinquent:	$0	Revolving credit balance:	$21,598	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	aa767fo	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$3,481.92	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Ridiculous Interest Rate
Purpose of loan:
I have been in the long process of recovering from a financial meltdown due to divorce over five years ago.? My credit score is improving (720+) but I have one credit card company that still holds my rate above 29%.? I have one other loan on prosper and would like to get this one to pay off that last credit card.? I am not so concerned about the interest rate, but would rather that money go to people that have helped me than a bank that won't talk to me.?

My financial situation:
I am a good candidate for this loan because since the divorce and financial mess that followed I have steadily increased my credit rating by never being late on any payments and slowly paying off all outstanding debt.? I?have an income over $100,000.00 per year and a steady job in the military.? My other prosper loan is current and will remain so until paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1974	Debt/Income ratio:	67%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	20 / 20	Employment status:	Retired
Now delinquent:	2	Total credit lines:	40	Length of status:	1y 8m
Amount delinquent:	$1,290	Revolving credit balance:	$33,306	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-graceful-wampum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
AUTO REPAIR
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I need this loan to fix my vehicle, I do person care for elderly and need a reliable vehicle. thank you for your consideration. I used my saving to help out a family memebr and now this came up with my vehicle.

Monthly net income: $ I receive 800.00 in social security - my husband receives the same amount per month

Monthly expenses: $
??Housing: $ 100.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.17%	Starting monthly payment:	$95.51

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1990	Debt/Income ratio:	13%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	30y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,675	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	income-bugle	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in new bathroom
Purpose of loan:
This loan will be used to re finish an existing bathroom.?????

My financial situation:
I am a good candidate for this loan because I am an electrion and have a good knowledg of carpentry. In 1990, I had built my own home. that is why I am able to do the work 100% my self.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$131.58

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1985	Debt/Income ratio:	110%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$51,903	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	runway3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2nd car
Purpose of loan:
This loan will be used to?buy?2nd car?????????

My financial situation:
I am a good candidate for this loan because? I am responsible and pay on time

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 100.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 750.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$543.64

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1993	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,055	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	brandajo	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Paying off all debt but house!
Purpose of loan:
This loan will be used to pay off all our credit cards and our car. We just enrolled our oldest in private school and our youngest will start in 2 years.

My financial situation:
I am a good candidate for this loan because we previously paid off a prosper loan, and we have steady solid income because we are military

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 25
??Car expenses: $ 345
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 400
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$1,014.74

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1998	Debt/Income ratio:	51%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,778	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	velocity-catalyst	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Airline Pilot Flight Training
Purpose of loan:

FAA Licensed Pilot currently?pursuing additional training with the goal of becoming a regional airline pilot.?

The FAA projects the largest increase in passenger volume, on a percentage basis, to occur at regional airlines. The agency believes that the industry will add more than 1,300 jet aircraft with less than 70 seats during the next 12 years, an increase of more than 81%. (Source: http://www.dot.gov/affairs/apa1205.htm) Few industries demonstrate as quantifiable of a demand for new employees as the regional airline industry.

Pilots can expect to earn over $30,000 during their second year of employment with a regional airline, and during their fourth year of employment, pilots earn over $45,000. Keep in mind that the airline pilot workforce is unionized and pay determined by union-negotiated contracts and seniority. Despite the misleading and heavily publicized instability of some major airlines, job stability at the established regional airlines is excellent. Finally, professional pilots have FAA certificates and credentials that allow many other employment options in corporate aviation.

My financial situation:

762 credit score with no late payments.? Employed by the United States Navy as a Mechanic making $48,000 per year.? I will continue to work full time while training for an airline job part time over the next year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.03%	Starting borrower rate/APR:	29.03% / 31.39%	Starting monthly payment:	$314.42

Auction yield range:	14.18% - 28.03%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1983	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	5y 4m
Amount delinquent:	$391	Revolving credit balance:	$27,400	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	a-enticing-funds	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to? payoff school tuition for my son's last semester in college.

My financial situation:
I am a good candidate for this loan because? i have had good credit for many years and have always maintained that.

Monthly net income: $ 7500.00

Monthly expenses: $
??Housing: $ 1400.00????
??Insurance: $ 500.00
??Car expenses: $ 680.00
??Utilities: $?250.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$178.21

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1977	Debt/Income ratio:	36%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	20y 6m
Amount delinquent:	$0	Revolving credit balance:	$90,632	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	prophesy4	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car for Dani
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? The purpose of this loan is to obtain a vehicle for my daughter who is moving back to our hometown. She has undergone two surgeries in the last 3mo. period. She is a Registered Nurse and will be returning to work within the next couple of weeks. Since she has been unable to work in the last 3 mo. I would like to provide her the transportation she will need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$65.79

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$23,764	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	the-economy-revelry	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bad times
Purpose of loan:
This loan will be used to? repair my basement

My financial situation:
I am a good candidate for this loan because?i will make sure my loan is paid on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.49%	Starting borrower rate/APR:	29.49% / 31.86%	Starting monthly payment:	$73.80

Auction yield range:	17.18% - 28.49%	Estimated loss impact:	19.66%
Lender servicing fee:	1.00%	Estimated return:	8.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1992	Debt/Income ratio:	14%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 0m
Amount delinquent:	$3,209	Revolving credit balance:	$3,502	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	leverage-hammock	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
740 Credit Score, Zero Lates
Purpose of loan:
This loan will be used to put towards some working capital to further promote the selling of my U.S. patent protected ?Ultimate Golf Tool? (Patent # 7535985) shown in detail in the enclosed picture.? The tool itself is one of the most innovative golf products in the industry.??My tool features 8 distinct functions in 1 tool, comes in either gold or silver color and?the detachable ball market can be designed with either a corporate logo, monogrammed with a person?s initials or just a plain generic ball marker.?Currently the tool is being sold to well known green grass shops such as the Breakers in Palm Beach and Doral Golf Resort and Spa, was featured in Business Week magazine as well as Advantages magazine, and has also been see in Norm Thompson catalog.? This loan will give me cash flow needed to create the necessary push to enable me to attract a national sales force of independent sales representatives that will target three distinct sales channels: Advertising Specialty market, catalogue retailers and golf pro shop retailers. The recruitment of these sales reps will cost a total of $ 800 (will be using Golfrepconnect.com, golfsurfin.com and usgolfjobs.com), while the remaining $ 950 will go towards various mailings?and reserve capital to handle payments while things have a chance to continue to blossom.
My financial situation:
I am an EXCELLENT candidate for this loan because over the past 10 years plus, I have never been late with a payment on any of my trade accounts.? All in all I only take on debt that I can handle.? I see that I have an HR rating due to a ?delinquent account?, and have done the necessary research to find out what happened.It turns out that an MRI I had done a few months ago was never paid by my insurance, and now they are trying to hit me with the bill.I have started an appeal on this, but I am confident that it will be corrected within 30 days.Otherwise, I have built an impeccable record since the early 1990?s and I would not look to sabotage that for a $ 1,500 loan.? I would be more than happy to furnish anyone with a full credit report as well as a sample of my golf tool.? In regard to this particular loan, I have already calculated all of my numbers and this loan payment will not affect my current life style at all should I need to pay it back from my job earnings, rather than through the actual business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$131.97

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1983	Debt/Income ratio:	77%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,099	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kindness-farm1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I pay my?bills on time.? I have never had a judgment or bankruptcy.???

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1995	Debt/Income ratio:	66%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	20 / 15	Employment status:	Retired
Now delinquent:	1	Total credit lines:	54	Length of status:	4y 11m
Amount delinquent:	$26	Revolving credit balance:	$6,589	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	sharon526	Borrower's state:	Virginia	Borrower's group:	CREDIT SQUARE
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 620-640 (Aug-2008) 600-620 (Jul-2008) 600-620 (Jun-2008)
Principal balance:	$1,867.79	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Closing the debt cycle
Purpose of loan:
This loan will be used to? Pay off prosper loan and get some credit cards pay so my credit score will go up.

My financial situation:
I am a good candidate for this loan because? I always keep my promises. I will pay all the loan back at tax time. I just need a little help right now.

Monthly net income: $2162

Monthly expenses: $ 1600
??Housing: $500.00
??Insurance: $100.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 69.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2006	Debt/Income ratio:	29%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,890	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jamce68	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Oct-2007)
Principal balance:	$1,490.24	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
smalll buisness loan
Purpose of loan:
This loan will be used to put a soda machine at my company. At my company there are 75 people working and there are no soda and water machine

My financial situation:
I am a good candidate for this loan because i automaticly pay my bills before the time

Monthly net income: $ 4400

Monthly expenses: $?
??Housing: $ 1100
??Insurance: $ 118
??Car expenses: $ 315
??Utilities: $
??Phone, cable, internet: $?160
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1992	Debt/Income ratio:	10%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,652	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	3
Screen name:	embrace3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a Cello for my daughter
Purpose of loan:
This loan will be used to purchase a cello for my daughter. I have been renting one for the past 5 years. She has just entered high school and her private teacher says that her talent warrants the need for her to have her own instrument now,

My financial situation:
I am a good candidate for this loan because?I am a hard working, financially responsible divorced father of two wonderful children. I went through some challenges over three years ago, but in the time since I have demonstrated fiscal responsibility and improved credit worthiness. My bills are always paid on time.

Monthly net income: $2250

Monthly expenses: $
??Housing: $ 530
??Insurance: $ 22
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $?80
??Food, entertainment: $ 30
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 150
??Other expenses: $ 550 (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1974	Debt/Income ratio:	58%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	31 / 28	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$75,921	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	codyrun	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,401.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 620-640 (Oct-2008) 640-660 (Aug-2008) 640-660 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Repair basement flooding
Purpose of loan:
This loan will be used to? repair basement flooding from corner crack in cement floor.

My financial situation:
I am a good candidate for this loan because? I pay my monthly?bills on time .Let me state that I have been a Prosper borrower and?lender since March 2006, and have payed off two other loans successfully,as I plan to do on this loan.?I have never been late to Prosper,?and have endorsed others to borrow with Prosper.?

Monthly net income: $ 2548, wife?monthly net 2250???

Monthly expenses: $
??Housing: $ 790
??Insurance: $80??Car expenses: $?70
??Utilities: $100??Phone, cable, internet:?80??Food, entertainment: $ 300,??Clothing, household expenses $?75, these are payed monthly by my wife.
??Credit cards and other loans: $ 1050
??Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1991	Debt/Income ratio:	3%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Dreamer28	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 25% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 25% )	620-640 (May-2008)
Principal balance:	$0.00	1+ mo. late:	2 ( 50% )
Total payments billed:	4
Description
Paying for books and tuition
Purpose of loan:
This loan will be used to? Pay for my books and part of my tuition

My financial situation:
I am a good candidate for this loan because?as of 2008 I am completely out of debt. Money is kind of tight at this moment because I have tuition payments, books to purchase and I am also in need of some car repairs.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 120
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $200
Clothing, household expenses: $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$421.17

Auction yield range:	6.18% - 12.00%	Estimated loss impact:	5.20%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1983	Debt/Income ratio:	34%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	23y 2m
Amount delinquent:	$0	Revolving credit balance:	$85,948	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Panorama	Borrower's state:	NewYork	Borrower's group:	Hellenic Finance Network
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	740-760 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-780 (Dec-2007)
Principal balance:	$12,421.09	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Investing in Debt Receivables
Purpose of loan: This loan will be used to finance an ongoing debt buying investment strategy. I have been involved in investing and collecting?on credit card charge-off receivables for approximately?6 years. I have been experiencing returns in excess of 30%. I am a lender on prosper.com and realized that I can also provide a solid return to investors on prosper.com.? I could pay out more in interest but under New York law I am offering the maximum interest rate.
(explain what you will be using this loan for)

My financial situation: I am a great candidate for this loan as I have no delinquencies. Also,?I have been paying back another prosper loan for the exact reason and have never missed a payment in 2 years.
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 6,000.00

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 300.00
??Car expenses: $ 575.00
??Utilities: $ 500.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1,000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$1,014.74

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$40,312	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	integrity-viking	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investment for PO from amazon.com
I am one half partner of a start-up shoe company, FIEL. Our website is www.fielshoes.com. We have a Purchase Order from amazon.com's online shoe entity, www.endless.com. Amazon is known to be an extremely reputable customer, always paying on time, NET 90. We do, however, have to pay all the upfront costs. Our current purchase order is for the amount of $42,000, of which $24,000 needs to be paid upfront to cover manufacturing, our boxes, and our shoe bags. Amazon.com is asking for a December 1, 2009 delivery. We will be paid 90 days from the delivery of shoes, which we approximate to be February 1, 2010, in which the lender can be paid in full.

FIEL has been received very well by various vendors, and this opportunity at www.endless.com could really help put us on the map! Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2007	Debt/Income ratio:	9%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,125	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	limmel	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$2,537.13	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
going on away for aniversary
Purpose of loan:
for a trip to hawaii for my wife and I anniversary

My financial situation: good
I am a good candidate for this loan because I make sure all my bills are payed on time

Monthly net income: $ 2960

Monthly expenses: $ 1565
??Housing: $600
??Insurance: $115
??Car expenses: $120 gas
??Utilities: $90
??Phone, cable, internet: $200
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $140
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2004	Debt/Income ratio:	23%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,309	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	16
Screen name:	power-sycamore	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling a newly purchased home
Purpose of loan:
This loan will be used to put in a brand new kitchen, change carpet and do some minor repairs on a newly home that I just purchased. I bought the home in a short sale which was a huge savings.

My financial situation:
I am a good candidate for this loan because I have had a pretty good credit history. I have paid all my bills on time and tend to pay more then the required payments.

My Job:
I currently oversee a chain of locally owned restaurants. I have had the position for almost 3 years now.

Monthly net income: $ 11,500

Monthly expenses: $
??Housing: $ 1,250
??Insurance: $ 125
??Car expenses: $697
??Utilities: $ 400
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	11.18% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2000	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,181	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sbean77	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Pay off Business Loan
I was introduced to?an awesome opportunity to become a?small business entrepreneuer. While the offer was great it came with a cost. The company,?whom I was financed through, held steep interest rates for the loan. I am hoping to lower the interest rate through this prosper loan and pay the debt off sooner than otherwise planned.I am looking foward to posting my website business and earning money to save for the future. Thank you for your consideration and trusting me with your investment. I love Prosper and what they do for average people like me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$192.20

Auction yield range:	3.18% - 8.50%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1990	Debt/Income ratio:	11%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$26,816	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sjcalif	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help sister for her wedding
Purpose of loan:
I?m?going to use the fund as a gift for my sister wedding. I figure it?s the best way for me to help defray her wedding cost, while not impacting my own financial situation since I have 3 years to pay the loan.? I intend to pay?it off?as quickly possible.

My financial situation:My financial situation:I am a 36 professional male, who is?senior business analyst for a high tech company.? I am a responsible person and always pay my bills on time (credit cards and mortgage payment). I have an excellent credit history.? I have saving and 401K accounts that I can withdraw, but I prefer not to touch them since they are my nest eggs. I heard about Prosper through a friend a while ago, so I here I am trying to list the loan, hoping to get a more attractive loan rate than what?my bank is presently offering.? My options are: ?a) hope this community will underwrite the loan at a desirable rate that I want?? b) take up on the bank?loan?? c) withdraw from my savings as a last resort.? My preference and wish would be option A.? Thank your consideration!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$65.79

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2000	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,050	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-investor6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Matters
Purpose of loan:
My little cousin got into some trouble two weeks ago and his mother asked if I could help with getting him a lawyer. Of course I said yes but then found out that the lawyer required a retainer of $8500 upfront. I have no problem paying for his lawyer but I'm a little short at the moment to make the whole payment upfront. This loan would be going towards paying for my little cousin?s lawyer.

My financial situation:
This is my first time using Prosper so I?m not sure if it shows my credit score or not. If it does you can see that I always pay any of my bills on time and pay them off quickly. I?m a accountant so I?m good with my finances and I don?t like having debt and would be paying this loan off quickly as well. The loan would be paid back in full as soon as I can.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	26y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sun62ca	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008) 700-720 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Finishing A House with AA Payback!

These loan proceeds will be use to?complete a new unfinished?house I purchased 6 months ago.? The owner decided not to finish the house and was offering a great price.?I'd like to finish the house soon so I can obtain a Bank loan and retrieve my investment back.?I've aready had one $25000 loan from?Prosper that was paid off. I kept the last loan, as I promised (to a few investors),?long enough for the investors to make a good profit. I'll do the same on this one. I?don't know how my last B rating went to a HR this time?on Prosper. I'll be talking to Prosper about it.?My credit report is better and my credit?score is the same.?My credit rating on?Prosper?doesn't indicate my AA?payment history. I would greatly appreciate a interest rate thats more fitting my payment history.?Please ask any question you would like.?

Loan funds to be used to finish House

In business for 26 years. At current location for 17 years.

Net monthy income is $5800

Monthly expenses: $
??Housing: $?2500 (incldes taxes and insurance)
??Insurance: $?54 (whole life insurance policy started at age 21)
??Car expenses: $ 0
??Utilities: $ 180
??Phone, cable, internet: $ 100
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $?0

Car/Fuel/Repair/Insurance/Loans expenses paid thru business
This loan to be electroically serviced thru my business checking account
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$631.69

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1990	Debt/Income ratio:	104%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	21 / 20	Employment status:	Retired
Now delinquent:	0	Total credit lines:	35	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$62,788	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pioneers4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2008)
Principal balance:	$3,452.09	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay off my daughters' student loans and other debt.

My financial situation:
I am a good candidate for this loan because I have paid my previous loan back in good faith and make a good effort to keep all bills current.?

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 865
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ 250
??Phone, cable, internet: $ 180
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,937	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional capital for start-up bus
Purpose of loan:
We are asking for a loan to add to our personal funds to capitalize a start-up investment company.

My financial situation:
I?financially support myself though?some investments?I have made throughout my lifetime.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0.00, the house?was?paid in full.
??Insurance: $?100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 35.13%	Starting monthly payment:	$65.70

Auction yield range:	11.18% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	25	Length of status:	3y 5m
Amount delinquent:	$188	Revolving credit balance:	$28,314	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unbelievable-bill	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business equipment
Purpose of loan:
This loan will be used for?purchase of some equipment to allow me to expand my business.
financial situation:
I am a good candidate for this loan because I do pay my bills I have managed to make it through tough economic times and have several contracts coming up that will definitly allow me to pay this loan.? As well as my wife has a solid job with a good income.?

Monthly net income: $ 6000.00 my wife and I after taxes.

Monthly expenses: $
??Housing: $ 850.00????????????
??Insurance: $ 85.00
??Car expenses: $
??Utilities: $ 200.00
??Phone, cable, internet: $ 126.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $?100.00????????
??Credit cards and other loans: $ 1330.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$127.34

Auction yield range:	11.18% - 28.99%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,855	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wealth-acrobat8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Had twins need to catch up.........
Purpose of loan:
This loan will be used to pay off high interest credits cards.
My financial situation:
I am a good candidate for this loan because I have always had?a at least one job if not two.? I have always worked hard and payed bills on time but my wife having twins did set us back a bit and we just need a small loan to get back on track.?I will soon be starting a second job wich will make it easy to pay this loan back.
Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 83.00
??Car expenses: $ 180.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 200.00 we have a garden and use for most of our cooking
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 5,000
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$133.67

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1981	Debt/Income ratio:	7%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	32	Length of status:	30y 2m
Amount delinquent:	$12,013	Revolving credit balance:	$3,814	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hardship10	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 700-720 (Mar-2008)
Principal balance:	$3,015.31	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
My Daughter Going Back to College
Purpose of loan:
I am a single mom who help ed my first daughter through college and graduated with a BS degree. This loan will help me to help my second daughter who is going to attend?her second years in college.? I needed $8,000 and my family able to help $4,500 and I am hoping that you able to help me with $3,500. My daughter work very hard in school and because she is an excellent student and her goal is to become a Pediatrician Doctor, I am hoping that you can help me to full fill her dream.

My financial situation:
I am a System Analysis and have been with the company for 30 years.? I have an outstanding loan with Proper and always pay on time..

Monthly net income: $ 5,120

Monthly expenses: $ 3,784
??Expenses Break-Down
House Payment (includes property tax and insurance)? ? ? ($2,229)
Utilities/Phone???????????????????????????????????????????????????????????????? ($500)
Car Insurance / Gas???????????????????????????????????????????????????????? ($400)
Groceries??????????????????????????????????????????????????????????????????????? ($450)
Credit Card??????????????????????????????????????????????????????????????????????($120)???????????????????????
Prosper Loan???????????????????????????????????????????????????????????????????($185)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,667	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	twister40	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	680-700 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2007) 740-760 (Nov-2006)
Principal balance:	$6,157.54	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
pay off high interest loan
Purpose of loan:
This loan will be used to? pay off high interest loan

My financial situation:
I am a good candidate for this loan because? i am not late on any payments and job is going good

Monthly net income: $ 3500

Monthly expenses: $ 1200
??Housing: $ 400
??Insurance: $ 125
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 350
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$397.55

Auction yield range:	17.18% - 23.99%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,427	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cheryl1958	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2007)
Principal balance:	$913.37	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
PAY OFF MY CREDIT CARDS!!!
ABOUT ME

????? I am?50 years old and single. I live in a mobile home park in Florida.

WHAT I WILL DO WITH THE MONEY LOANED TO ME

????? I would like to pay off my credit card debt of $10,000.00. I pay each bill on time and pay more than the min. payment required, but because of the economy the companies have raised my rates and made some of them variable. So now it seems that I am not getting ahead, so I would like to consolidate everything into one payment that I know will not change each month. I have had a loan with Prosper for the last 3 years--I have never been late on a payment or missed one, so I hope you all will help me out again.

MY MONTHLY FINANCIAL DETAILS--- Monthly Income???????????? $2000.00

????Credit card bills-- 1000.00
??? 1/2 household bills--500.00
???? Misc. bills---300.00

?If I could consolidate my credit cards my Prosper payment would be around 500.00, and I wouls have some extra money to go have my teeth fixed. I?want to Thank You for the trust you put in me the last time, and hope you will take a chance again. Thank you for your time and consideration.....

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.56%	Starting borrower rate/APR:	24.56% / 26.86%	Starting monthly payment:	$118.58

Auction yield range:	8.18% - 23.56%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1996	Debt/Income ratio:	14%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	51	Length of status:	1y 4m
Amount delinquent:	$13,777	Revolving credit balance:	$1,109	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	systematic-velocity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deck Exstention
Purpose of loan:
This loan will be used to put a patio in on the back of my house and a small deck.

My financial situation:
I am a good candidate for this loan because my debt to income ratio is excellent and I work for a fortune 500 company. I was recently promoted and will not have any problems making my monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$233.61

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1993	Debt/Income ratio:	20%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$64,441	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pistol357	Borrower's state:	NewYork	Borrower's group:	Active Duty Military Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Credit Card Debt
Purpose of loan:
This loan will be used to?
Pay off my BOA Credit Card
My financial situation:
I am a good candidate for this loan because?
?I've been in the military 16 yrs and will retire in 4. I got screwed on a rental property (tenant skipped town)?and was using the card to pay the mortgage to keep my credit score good. I just did a short sale last week so now I'm trying to pay off the card. I've used this site?to loan money now I'm trying to borrow. I'd rather pay people the interest than the bank.? ...I WILL PAY ON TIME!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$280.36

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1978	Debt/Income ratio:	7%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,561	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$100,000+
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	compassion-amusement	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to? Pay off credit card from a divorce

My financial situation:
I am a good candidate for this loan because? I am an Executive in retail with an annual base of $172,000.

Monthly net income: $ 8700.00

Monthly expenses: $ 5283.00
??Housing: $ 2850.00
??Insurance: $ 150.00
??Car expenses: $ 673.00
??Utilities: $ 500.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$156.68

Auction yield range:	4.18% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1987	Debt/Income ratio:	12%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$105,712	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	pleasant-money	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down Amex
Purpose of loan:
This loan will be used to pay a credit card balance with an unattractive rate. Other balance transfer options also have a 4% fee and I've been curious to use Prosper.
My financial situation:
I am a good candidate for this loan because of my excellent credit score, high income and solid payment history. This will be a problem-free loan for the lenders.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$72.30

Auction yield range:	8.18% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	19 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$30,933	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	economy-songbird	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down a credit card with a high interest rate.

My financial situation:
I am a good candidate for this loan because I have a proven track record of paying my debts on time.

Monthly net income: $ 7000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$135.40

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2004	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,946	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	want2Bdebtfree7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consol... Taxes & Credit Cards
Purpose of loan:
This loan will be used to?
Pay off $1800 owed in Federal and State income taxes for the year of 2008 and $1500 in credit card debt currently at a rate of 34%.? We are currently paying over $200 a month between these two debts and not getting anywhere because of the revolving interest.? This loan will lower our monthly payments and free up extra cash to put towards the debt on a monthly basis to get it paid off quicker.
My financial situation:
I am a good candidate for this loan because?
I am honest and trustworthy and currently make my payments on time. The?D credit rating is?due to a home that I?owned and lost due to the California housing market.? I have a very steady and stable job working in Law Enforcement.? My wife and I have a new baby on the way... due in two weeks and we are trying to lower our expenses as much as possible so that she will be able to stay home with our little baby girl.? This loan will give us the ability to pay off our debt in much less time than it will with our current situation.? I will have my monthly payments automatically drawn from my bank account on a monthly basis.???
Monthly net income: $ 4000

Monthly expenses: $ 2,499.99 (my portion of expenses since I cannot include my wifes income and expenses)
??Housing: $ 1200
??Insurance: $ 82.30
??Car expenses: $ 437.69
??Utilities: $ 175
??Phone, cable, internet: $?55?
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,510.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$489.64

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2006	Debt/Income ratio:	142%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$168	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JennM	Borrower's state:	Michigan	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 8% )	700-720 (Jun-2008) 700-720 (May-2008)
Principal balance:	$11,489.11	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
pay off current loan/purchase items
Purpose of loan:
This loan will be used to pay off my current loan with prosper and the balance will be used for some other expenses for the business.

My financial situation:
I am a good candidate for this loan because I have had my current prosper loan for over a year now and all payments have been made on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,163	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	juls011	Borrower's state:	Ohio	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Jun-2008) 640-660 (May-2008) 720-740 (Dec-2007)
Principal balance:	$707.80	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Want to consolidate bills
Purpose of loan:
This loan will be used to? pay down bills and build up a good credit history
My financial situation:
I am a good candidate for this loan because? I have been employed by the same company for 25 plus years and I pay my bills.?My financial picture is improving, I just received a raise that pushes my income up to over $50,000 per year. My husband's income is rising as well, if?it helps his income will be helping to make the payment and his?monthly net?is?$3734.?

Monthly net income: $ 2104

Monthly expenses: $
??Housing: $?750
??Insurance: $ 90
??Car expenses: $411?
??Utilities: $?154
??Phone, cable, internet: $150
??Food, entertainment: $?500
??Clothing, household expenses $
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1984	Debt/Income ratio:	18%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,708	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ruthlcarey	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt from lay off
Purpose of loan:
This loan will be used to pay off credit card debt incurred while laid off.

My financial situation:
I am a good candidate for this loan because I am in a good financial position now and have actually already paid off $7,000 in debt this year.? This credit card interest is making it difficult to get much paid down and I am interested in being rid of it

Monthly net income: $ 6400

Monthly expenses: $
??Housing: $ 910????
??Insurance: $ 200
??Car expenses: $ 400 (gas only)
??Utilities: $ 300
??Phone, cable, internet: $ 75
??Food, entertainment: $ 800
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 750
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$162.31

Auction yield range:	17.18% - 35.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2005	Debt/Income ratio:	26%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,984	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	sublime-gold	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down the credit card debt
Purpose of loan:
This loan will be used to pay down the highest interest rate credit cards, and chip away, so we can dave for college for children..

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time and i am a teacher. We just bought a house 2 months ago , so we are saving for childrens education.

Monthly net income: $ 2200

Monthly expenses: $ 500
??Housing: $ 100
??Insurance: $ 50
??Car expenses: $?paid off
??Utilities: 59
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 299
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$980.82

Auction yield range:	17.18% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1982	Debt/Income ratio:	19%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	30y 3m
Amount delinquent:	$214	Revolving credit balance:	$62,156	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	durable-bid	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$722.85

Auction yield range:	6.18% - 16.98%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	21%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$63,168	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	musicmtn	Borrower's state:	Colorado	Borrower's group:	Green Projects
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	760-780 (Latest)
Principal borrowed:	$12,400.00	< mo. late:	0 ( 0% )	720-740 (Nov-2007) 760-780 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
paying off credit card
Purpose of loan:
This loan will be used to pay down my last (and final) credit card debt. I have had a previous loan through Prosper and have made every payment ON TIME? with no problems. Prosper is an excellent service and I enjoy working with them.

My financial situation:
My employment is strong; I have been with the same pharmaceutical company for 12+ years. I have no other major debt obligations at this time (other than monthly utilities & mortgage). My wife & I live a very prudent lifestyle; we see no disruptions to our incomes within the next few years. I am seeking to get 100% out of credit card debt with this loan, and to start investing in solid tangibles for the future. Any and all questions will be answered immediately. Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,987.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$693.50

Auction yield range:	17.18% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	71%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$31,653	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	goodgirl139	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008)
Principal balance:	$4,517.70	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Getting it all together
Purpose of loan:
My husband recently received a small inheritance, and we sought the help of a financial advisor to guide us toward the best way to use it.? His advice was to not pay down debt, but rather sock it all away in some type of savings account.? This seemed very strange to me.? He explained that with the?financial markets the way they were,?unemployment as high as it was, and job security no longer being what it was, that we might need the money down?the road (hence the savings stock pile).? It made sense to a certain extent, so we decided on a compromise.? We would try to consolidate my credit card debt (which I would then close the accounts), use?half of the inheritance to pay off the home equity line of credit, and put the rest in a?money market account.?

My financial situation:
I am a good candidate for this loan because I have proven my worth through on time payments, often more than the minimums, on all of my debts (including a current Prosper loan that I have had for over a year now).??We have?two household incomes,?and I receive?bi-weekly child support from my ex husband for my two children.?

Monthly net income: $ 2602 (This includes my wages and child support but not my husband's wages)

Monthly expenses: $?2326.76
??Housing: $ 699.86
??Insurance: $ 95 (This is for auto and home)
??Car expenses: $ 163.90
??Utilities: $ 125
??Phone, cable, internet: $ 71
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 772
??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.56

Auction yield range:	14.18% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1995	Debt/Income ratio:	18%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$50,943	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	PetsPop	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$2,089.16	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Fixed Term Rules
A fixed term loan with Prosper works for me.

Purpose of loan:
I want to pay down revolving credit to boost my credit score.? I could borrow from my 401k but I would prefer to leave the money there to take advantage of the market, and also to provide a backstop in the event of an unforeseen contingency.? I'm not desparate for a loan but would prefer to shift some of my revolving credit into a fixed rate loan.? The credit card companies have torqued me off by cutting some of my credit lines, and I don't like their heavy handed tactics.? My Prosper loan is a high priority, as will be this loan if I'm successful.

My financial situation:
I have no delinquencies for as far back as my report goes ('85).

I watch my credit like a hawk through?CreditCheck Total?and make sure I don't pay late by managing my accounts on Excel, tracking due dates, payments made, balances, etc.?? I am carrying a low interest second mortgage, but my high interest revolving credit is around 20k.? An interest rate of 15% would save me a ton of money in monthly payments.

I have a good job in a growing company?(Woodward).? I'm in?global sourcing/supplier management?which is a pretty hot field in todays cost cutting environment.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$72.30

Auction yield range:	8.18% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	36%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$47,104	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	wonderous-responsibility5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to help pay down credit cards
Purpose of loan:
This loan will be used to pay down high interest credit card debt.

My financial situation:
I am a good candidate for this loan because I am a responsible individual with a good credit history.? I've made all payments to creditors on time and have successfully paid off two auto loans.? I am also a licensed CPA with experience managing other individuals finances.

Monthly net income: $
5083.00
Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 117
??Car expenses: $?120
??Utilities: $140
??Phone, cable, internet: $ 120
??Food, entertainment: $ 150
??Clothing, household expenses $ 50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1999	Debt/Income ratio:	19%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$85,874	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KRAM151	Borrower's state:	Georgia	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	600-620 (Oct-2007) 600-620 (Dec-2006) 680-700 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
RELIST:Starting a vending business!
Purpose of loan:I will be using this money to purchase 1 Coke machines that?I have already acquired a location for it to be placed in service.
My financial situation:I am a good candidate for this loan because I never defaulted or not paid on any loans I have received. My Fico score is hurt badly because I have had some late payments because of 2 rental properties that were empty for about 4 months. I have them rented now and have new leases on them.
Monthly net income: $ My monthly gross income is $5835 .Which includes $3135 from my job and 2700 from my rentals.After all my expenses I'm left with $800/m
Monthly expenses: $ 5,000 Housing: $ 1000/m -mortgage includes insurance and taxes.Car expenses: $ 300/m gas and insurance(no car loans)
??Utilities: $ 200/m (power and water/trash, Phone, cable, internet: $ 180(cell,cable/internet)
??Food, entertainment: $ 100/m Clothing, household expenses $ 100/m
??Credit cards and other loans: $ 514/m,Other expenses: $ 1200 / year is my Real estate expenses. I'm also a Ga licensed Realtor.
I have 3 total properties.
Property #1. Estimated value $220,000? . Rental income is $1,250/m /Mortgage 1-122,893. payment is $1032./Mortgage 2- 27,205. payment is $90
?????????????????? Mortgage 3- 38,000. payment is $140
Property #2. Estimated value $135,000? . Rental income is $800/m/Mortgage 1- 88,600. payment is $932/Mortgage 2- 29,942. payment is $308
Property #3 Estimated value $134,000?? . Rental income is $650.00/Mortgage 1- 104,332. payment? is? $921???????????????????????????????????????????????????????????????????? Mortgages total $410,972. monthly payments total $4032/month
Credit cards are as follows:The interest rates are all high some defaulted. I am not using these cards anymore just doing the right thing and paying them off as i go along. I haven't charged anything new in over 18 months. I would rather my fellow members of Prosper get my money than the evil credit card companies!
CC total $19320.16. monthly minimum payments total $ 514.92
Vending business Start-up/Lender turned borrower-I'm looking to purchase 1 Dixie-Narco Soda vending machine that has been refurbished. The cost of the machines are $1300, shipped to my location of service. I have a location already agreed to allow me to place this machine. The first is a local business that sell electrical parts to walk-in customers and has about 15 in house employees. My total bill for these machines will be $1,300.00. The payment will be drafted out of my account every month. Any Questions please dont hesitate to ask,I am a open book.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	40%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,548	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	Uniq007	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	520-540 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Car Wreck has Wrecked Me-NOT HR!!!
On 8/8/2009 I was the victim of a rear-ending car accident and was forced into another vehicle, but the police witnessed it!? Lucky me, you say?? Yeah, well you'd think so!? Too bad the insurance company for the kid who hit me is taking its own sweet time!? They say they're awaiting return calls from the police department because they need statements from the two officers.? Meanwhile, it's been one month, I'm in extreme pain, and the bills are piling up.? Now, I don't know what to do.? I am now unable to work and I'm in such excruciating pain.? I was driving a Volvo stationwagon (A.K.A., a tank) and it was totaled.? The police say he was going full speed and was even on the cell phone/texting.

My lawyer would love to loan me the money to get by until the insurance company at least reimburses me for my vehicle, but according to law, she can only forward me money for court costs.

I have been assured that the process of just receiving vehicle reimbursement wouldn't take much longer, but I can no longer hold out.?

As for credit history I have never been late on a payment, nor have I missed a payment. I believe Prosper proves this information true.? I have also had a Prosper loan before, and this will also show my dependability in regards to repayment.

Please consider lending a hand.? I am sick to my stomach in not knowing what to do.? I've exhausted every other resource.

My mother just had a stroke and major surgery on her carotid artery, so I've been caring for her, as well.? Between the stress of this and not knowing how I'll pay my bills, it's all just too overwhelming.? I'm at my wit's end.

Thank you for your time...FEEL FREE TO ASK ME ANY QUESTIONS!!!

**P.S.? I know it says I'm high-risk, but I really am the furthest thing from it.? I always take care of business and have never ever missed a payment on ANY of my bills!!!!? Look at my history!? My word is very important to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.43%	Starting borrower rate/APR:	11.43% / 13.55%	Starting monthly payment:	$164.71

Auction yield range:	3.18% - 10.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1992	Debt/Income ratio:	13%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,084	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	diverse-platinum9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consilidate two credit cards.

My financial situation:
I am a good candidate for this loan because of my?excellent credit history. I pride myself in have never missing a payment and keeping my credit score clean. I am looking to get one easy payment of my credit card debt at a reasonable rate. I work full time as an accountant and also have a part time internet photo business that helps bring in extra money. I am currently renting an apartment and own my own vehicle. My only payments are rent and utilities?and the normal living expenses.? My employer also has a variable pay program that is a chance for extra money if we meet certain goals, which I would use to make large lump sum payments on the loan. I am also attempting to sell a house whose partial proceeds would go to payment of this loan, along with any tax refunds. I feel I am of good character and solid credit standing and would be an excellent candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$319.11

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	52%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$62,437	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	camaraderi-mirth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off a credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1984	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$723	Occupation:	Executive
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	fliptrips	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 73% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	4 ( 27% )	660-680 (May-2008)
Principal balance:	$4,552.61	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Making Life Easier
Purpose of loan:
This loan will be used to consolidate some debt and make my life easier. I?want to pay off 2 small loans and get ahead of my credit card payments.?

My financial situation:
I am a good candidate for this loan because i have being making all my payments to Prosper on my orginal loan. I understand the?Prosper?community works.?

Monthly net income: $7,500.00

Monthly expenses: $ 3,651.00
??Housing: $1000.00
??Insurance: $ 250.00
??Car expenses: $711.00
??Utilities: $105.00?
??Phone, cable, internet: $125.00
??Food, entertainment: $650.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $?560.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	24.50%	Starting borrower rate/APR:	25.50% / 27.81%	Starting monthly payment:	$200.08

Auction yield range:	4.18% - 24.50%	Estimated loss impact:	2.22%
Lender servicing fee:	1.00%	Estimated return:	22.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1993	Debt/Income ratio:	49%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$53,431	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TurboPitboss	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	700-720 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	1 ( 6% )	680-700 (Feb-2008)
Principal balance:	$6,108.36	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
New Camera for Business
Purpose of loan:
This loan will be used to expand Photography Business @ Fstopnightlife.com.

My financial situation:
Every month I am securing more and more new clients. I need this loan to keep up with demand for bookings and equipment expenses.

Monthly net income:?Business is grossing over $3000 in income, expected increase in the next few months of 5-20%.

Please check out the website @ www.fstopnightlife.com. This is a legitimate opportunity to help expand a small business.

Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,144.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$263.68

Auction yield range:	17.18% - 18.50%	Estimated loss impact:	26.03%
Lender servicing fee:	1.00%	Estimated return:	-7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1993	Debt/Income ratio:	35%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,461	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sjmkwr	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$2,084.52	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off several high interest credit cards totalling $7,144.00.? My husband and I are working towards paying off all our credit card debt over the next 3 years.?I am hoping to secure a loan to pay off 3 high interest credit cards (24.9%) Citi-bank, Lowes (24.9%), HSBC and Macys (21.9%).

My financial situation:
I am a good candidate for this loan because I have over 12 years at my current employment.?? My husband and I have owned our home for over 6 years and have never missed any payments in the last 8 years.? We have been a prosper member for over a year now.

Monthly net income: $?9,255 (includes my spouses income)

Monthly expenses: $ 8,911
??Housing: $ 2,435
??Insurance: $?350
??Car expenses: $?1510
??Utilities / Phone / Cable/Internet: $660
??Food, entertainment, Clothing, Gas, Kids After-school sports programs, memberships (etc)$1620
??Credit cards and other loans: $ 1271.00?
??Other expenses:?$700 daycare
? Student Loans: $365
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1996	Debt/Income ratio:	8%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	28	Length of status:	2y 7m
Amount delinquent:	$56,444	Revolving credit balance:	$1,259	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	0
Screen name:	calm-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to repair car for my family
Purpose of loan:
This loan will be used to repair my car which needs a new transmission and four new tires.

My financial situation:
I am a good candidate for this loan because?I am a hard worker and have a great and stable job. I have had a rocky past with credit because after I graduated college I was unable to find a job and fell behind on all of my bills. I have worked very hard to restore my credit?from what it was. Please give me a chance to prove myself to you too. I have been riding my bike to work the past couple weeks and its tough getting my family to places we need to go due to the car situation. It is going to start getting cold out so I would love to get my car back on the road. Thanks for your time and help!!!Monthly net income: $

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 49
??Car expenses: $ nothing at the moment
??Utilities: $ 120
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 89
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2001	Debt/Income ratio:	11%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,756	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	spiritual-payment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an reliable car for my wife
Purpose of loan:
This loan will be used to buy a good reliable car for my wife.

My financial situation: Had a company car which is no longer available. This happened suddenly and did not have the cash to buy a replacement this quickly
I am a good candidate for this loan because I am a stable person with a steady job; I'm not a big fan of debt, but a sudden job change has really left me few options to keep my wife in a car

Monthly net income: $ 2322

Monthly expenses: $
??Housing: $680
??Insurance: $80
??Car expenses: $60
??Utilities: $190
??Phone, cable, internet: $77
??Food, entertainment: $330
??Clothing, household expenses $110
??Credit cards and other loans: $0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$954.76

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1993	Debt/Income ratio:	75%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,476	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	attentive-return	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff my revolving credit debt
Purpose of loan:
This loan will be used to pay down my existing revolving credit card debt so that I can avoid paying escalating interest rates that are causing my debt amount to be higher than normal. By consolidating all of my revolving debt into one monthly payment at a fixed rate, this will allow my credit to rise significantly enough so that I can enjoy a more favorable credit rating like I had a few months ago before my interest rates started rising.

I am a good candidate for this loan because I generate enough income on a monthly basis to pay for the new monthly payment that would be created as a result of this loan. I also have an additional $3500 per month in discretionary income that I wasn't allowed to list on here that will help me to pay this loan off faster. Between my gross income and the additional income I am bringing in every month from side business and rental property, I am more than confident that I'll be able to repay this loan in full in less time than is alloted for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2000	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	32y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,794	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ladybug856	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008)
Principal balance:	$1,167.46	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
brake pads
Purpose of loan:
This loan will be used to? brake pads and unexpected medical bill? because blue cross doesn't pay everything for certain test that middle men get.

My financial situation:
I am a good candidate for this loan because? I?already have $53 withdrawn from my checking account by prosper,an extra $34 wouldn't be a problem.

Monthly net income: $ 2040
Monthly expenses: $
??Housing: $ 300????
??Insurance: $ 120
??Car expenses: $ 400
??Utilities: $?none??Phone,$68 cable, internet: $
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,800.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$607.19

Auction yield range:	6.18% - 16.98%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1986	Debt/Income ratio:	11%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$230,116	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fgwpt	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	740-760 (May-2008)
Principal balance:	$8,166.13	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Close Credit Card Account
Purpose of loan:
Pay off my one remaining credit card with Bank of America.? It turns out that with the mortgage crisis, banks are unilaterally raising their interest rate on customers; 28% interest on an account that remains within terms is ludicrous.? Given that the spread between what banks are charging (28%) and what they are paying (my Bank of America account is paying around 1%) I'd rather see that 27% difference going elsewhere.

My financial situation:
I've been gainfully employed without any lapse for the last 20 years, am well known in my own specialized area and the work that I do is still in demand.? I own hard assets (real estate primarily, which is still not a good thing to borrow against right now.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	14.18% - 18.00%	Estimated loss impact:	15.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1996	Debt/Income ratio:	32%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	25 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	14y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,263	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	agrahlma	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$1,667.43	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
NEVER Been Delinquent

Purpose of loan:
Payoff some high interest credit cards (23%+).?

My financial situation:
Although my credit score may not reflect it, I have never been delinquent (over 30 days) for the past?15 years. My credit score is low as a result of high debt loads on my revolving tradelines. I acquired these debts three years ago when I met and married my current wife. Prior to our marriage, she had accumulated over $50,000 in unsecured debt and school loans. Unfortunately, she was not very credit wise and she basically ignored the calls from her creditors. When I realized the breadth of the situation, I immediately contacted all of her creditors (collection agencies) and began to pay-off her debts. Since I did not have the cash necessary to satisfy her creditors, I was forced to take out personal loans, as well as leverage my own credit cards in order to stabilized her credit. The good news is that she no longer receives calls from collection agencies, and her total outstanding is $14,100, down from $16,000 last July?(I pay $200/mo towards this debt) . The bad news is that I had to leverage my credit ($32,000), in order to keep her out of court. As a result, I am unable to access low interest credit in order to consolidate my high interest debt. With all of that said?she means the world to me and I wouldn't change a thing about her - but I'll just keep-on handling the bills for now?LOL!

Monthly net income ~ 8909
Total Monthly Expenses (all in) ~ 7788
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.25%	Starting borrower rate/APR:	11.25% / 13.37%	Starting monthly payment:	$394.29

Auction yield range:	4.18% - 10.25%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1998	Debt/Income ratio:	35%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,440	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Redrocko	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,800.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008) 700-720 (Feb-2008)
Principal balance:	$4,615.25	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to term out the remainder of my credit cards and provide some funding for some home improvements.

My financial situation:
I am a good candidate for this loan because I pay my bills on time.? I do not really need this loan to make ends meet; I am just trying to improve the interest rates I am paying while setting out a repayment schedule.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1997	Debt/Income ratio:	54%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$25,762	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	durability-trophy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance vehicle negative equity
Purpose of loan:
This loan will be used to? Primarily used to pay down negative equity on vehicle loan.? The loan currently is at a high rate and high payment.? We have the option to refinance at the credit union where my wife works to a much lower payment and rate but they will only finance 16k of the 20k owed.? By lowering this payment and rate we will be able to take the monthly savings and tackle our ccard debt.?

My financial situation:
I am a good candidate for this loan because?I have made all payments to my creditors in a timely manner and have paid off all loans early.? I currently work for a small community bank that believes in the power of helping others.? I am very intrigued by this process especially and although you will be helping me out tremendously with this loan I also feel I am helping you in return with a better return on your money then you could get at any bank CD or savings account.? I believe in the power of making your money work for you and this concept seems to be the real deal for that.? I believe I am very low risk even though my credit score may not be the highest I have never missed any payments and also the bank I work for requires my paycheck be direct deposited into the account that would be set up to automatically deduct these loan payments.? As you can imagine I would be jeopardizing more then just my credit by missing a payment with Propser but also my career and that is not something I would ever do.?

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 625.00
??Insurance: $75.00
??Car expenses: $ 600.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 353796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.99%	Starting borrower rate/APR:	15.99% / 17.43%	Starting monthly payment:	$351.52

Auction yield range:	11.18% - 14.99%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1984	Debt/Income ratio:	42%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,570	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	labelman42	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cover expenses knee replacement
Purpose of loan:
I need to get a partial knee replacement.

My short term disability only covers half of my normal salary,? my spouse just graduated from college and has not secured a job yet.

Money would be used to cover expenses while recovering from the surgery, until I can get back to work.

Thank you for consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1990	Debt/Income ratio:	29%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	16y 3m
Amount delinquent:	$99	Revolving credit balance:	$18,113	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	GoodRisk	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008) 600-620 (Jan-2008)
Principal balance:	$649.38	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Please Help!
Purpose of loan:
This loan will be used to show the members of prosper that I am a good risk and to help me establish a track record with the site

My financial situation:
I am a good candidate for this loan because I have a stable job and earn a very competitive wage.

Monthly net income: $ 8,041

Monthly expenses: $
??Housing: $ 1821
??Insurance: $ 155
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 110
??Food, entertainment: $ 100
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$305.83

Auction yield range:	11.18% - 14.18%	Estimated loss impact:	10.32%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	19%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,916	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thirtythree	Borrower's state:	Texas	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	36 ( 100% )	740-760 (Latest)
Principal borrowed:	$18,898.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 600-620 (Dec-2007) 660-680 (Apr-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Wedding Costs - 2 Paid off loans
Purpose of loan:
I will use this loan to finance a portion of my upcoming wedding & honeymoon. We have most of it paid for & with the wedding date coming closer we are finding more and more costs. We would like to use Prosper to help make it all possible.

We have been together for 4 years and we purchased a home together 13 months ago. She pays half the mortgage and bills so the amounts listed below in my finances indicate my half I pay each month

Financial situation:
I am a good candidate for this loan because I am very familiar with the Prosper process. I have two previous prosper loans that I used for developing my entertainment DJ business and I paid off both of those Prosper Loans.

Day Job income: 50K
DJ Business income: Average $1100.00 month
Individual Stock portfolio $2100
Employer IRA plan: $7000

Monthly Expenses:
Home: $750
Truck: $347
Utilities:$350
Insurance $120
Food/Entertainment: $400
Other: $400

I have zero Credit Card debt besides the balances I carry to maintain the use of credit cards and pay off at end of each 30 Day billing period.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$108.55

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1990	Debt/Income ratio:	68%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	28y 3m
Amount delinquent:	$0	Revolving credit balance:	$68,266	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	flexible-p2p	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Store Location
Purpose of loan:
This loan will be used to help?renovate a building to be used as a 2nd location?jewelry store and?as an art and cultural center along with a business center leasing out 8 areas of the building. The building has in inside pool and an 800-seat auditorium that will be leased by the borough for community and corporate events. A number of businesses have already sent letters of interest concerning a future relationship. 2 businesses wishing to form a lease are already remodeling their storefronts. A total of 8?businesses including 2 restaurants, 6 art studios, 4 apartments, and an 8 room bed and breakfast will potentially operate out of this 1 location. I own this building outright?and have no mortgage on it. Our goal is to have a at least 3 stores at work by the end of November 2009 and generate approximately 1,500 in monthly income for myself. The rest of the building should be completed in about 2-3 years with the 2 phase being opened mid 2010.

My financial situation:
I am a good candidate for this loan because my business is well established. My wife and I bought a?majority of shares in the business almost 4 years ago, even though the business has been operational since 1939. The last 3 years has shown a 20% increase in gross sales each year. When the new location opens later this year, we expect our sales to double in a short amount of time. We've built equity in our home, investment and commercial property. As our newest endeavor moves on and additional store open up, my monthly income will grow accordingly.

Monthly net income: $4,000
Monthly expenses: $
??Housing:?1400
??Insurance: $ 200
??Car expenses: $200
??Utilities: $ 70
??Phone, cable, internet: $?40
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $900
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	22.20%	Starting borrower rate/APR:	23.20% / 25.48%	Starting monthly payment:	$291.11

Auction yield range:	17.18% - 22.20%	Estimated loss impact:	20.26%
Lender servicing fee:	1.00%	Estimated return:	1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2001	Debt/Income ratio:	55%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	18y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,223	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deerhunter35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 540-560 (Aug-2007) 520-540 (Jul-2007)
Principal balance:	$1,853.92	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
payoff other prosper/new heat/air
Purpose of loan:
This loan will be used to? pay off my previous prosper loan, my wifes prosper and purchase a new heat/air unit ours went out!!?

My financial situation:
I am a good candidate for this loan because?? been at my job for 18 yrs never missed a day unless there was an emergency.? I pay my bills before there due date.?My wife will also be contributing to this payment we want to pay off both of our existing loans and have one payment made every payment on time. I make 10.50 and my wife makes 11.50?
Monthly net income: 1040+

Monthly expenses: $
??Housing: $ building our own
??Insurance:? 59
??Car expenses: $ 484
??Utilities: $ wife pays
??Phone, cable, internet: $ wife pays
??Food, entertainment: $ wife pays, but we dont do much?
??Clothing, household expenses $ wife pays
??Credit cards and other loans: $150
??Other expenses: $ wife pays
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,750.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$465.48

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1988	Debt/Income ratio:	46%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	20 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$37,602	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	safe-integrity3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
freedom from Chase
2nd listing with more details and information.?? Much of information in original loan request.?I am not duplicating that information for lack of space, instead providing more information instead.

Purpose of loan:???? The purpose is to pay off high interest credit card at Chase.? In 2001, we tried to be financially wise, and fix up our 40 yr old house rather than move into a newer, nicer home.? We had the windows replaced, put siding on house and enlarged the patio for the children.? We went through a "friend" who was going to help us do it in two steps.? The first part closed without a problem, but we could never get a closing done on the second half.? We had many dates, times and locations?set for signing, and were told not to pay house note since we close in coming week.? We listened to her, and paid the extra towards school loans.? The second month, it happened again.?? By the 1st day of the 3rd month, we were now late on our mortgage!? and still not closed and had not saved the cash.? After 9-11, the default rates went up, creditors considered us a risk since we?were late on mortgage.? Our rates went up to 32% and the debt escalated due to the high interest rate.? We have been diligently trying to pay it off since then.?? We have restored our credit and moved most of it over to low interest rates for the life of the loans as they became available (range from 2.99 to 5.9% and one at 8%).? But we still lack around $15k to JP Morgan Chase who raised the rates.?

Our financial situation:??????????? Although this is an individual listing, my wife and I consider it a joint venture.? We got into debt together, and we will get out of debt together!? We are hoping you might assist us.? We are thrilled with the prospect of paying of Chase, improving our credit since not revolving debt and being done in 3 yrs.? Our incomes have risen and we can see hope at the end of the tunnel at last!
All income and expenses are jointly listed, split about 50/50 income and expenses.

Gross:??8984
401k??????? 625
med/life insurance/ flex spending:????? 703
taxes:? 1183

Net:?? 6473
car notes/ car repairs/gas expenses/ insurance?????1400
house note, including insurance and taxes???? ?888?
House repairs??? 300
electricity/ gas/ water?????350
phone/ internet???????192??????????
cc bills???? 1250
misc (haircuts/ clothes/entertainment, children?s activities, ...)????? 300 food????????? 800
savings?(emergency, college for kids)???? 500
extra $450 going towards debt

Currently we are paying about $1700 to the debt, which is about $450 extra.??We appreciate your consideration.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1987	Debt/Income ratio:	37%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$234	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	soliddle	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing - Profitable and Secure
Lending to people is a tough decision. I know because I have been a Lender on Prosper for over a year. There's so many wonderful, inspiring, projects that people are doing in their lives, its hard to decide to whom to lend, and whom to trust.? I will give you several appealing reasons why this loan to me will be profitable and reliable for you:

This loan will be used to help my company, Veritas Legacy Alliance, LLC invest in real estate. We have been in business but a few short months, but we have already acquired 3 properties we are in the process of rehabbing. These properties are in our own community of which we are great advocates.?

Our goal of this business is to improve the quality of living for people in our community by purchasing homes that have been foreclosed, and are an eyesore and safety concern for the neighborhood.? We fix the homes up in order to provide a great, quality home for a first-time home buyer at a good price for the current housing market. ? ??

I am a good candidate for this loan because I am not only investing in a city in order to make a profit.? I grew up in the community.? I live in the community.? I am an elementary school teacher in the community. (I am able to make the loan payments no matter what, my job is secure)? I am truly passionate about this endeavor and have studied real estate investing for over 2 years.? I have the knowledge to make this loan profitable and secure for you, while providing a much needed service to our community.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$234.18

Auction yield range:	11.18% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,983	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	2000SiVTEC	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to help me payoff some credit card debit that I accumulated while in college for books, classes, fees and some other living expenses. I need to make it go away, it seems as though you never make any headway with credit cards.

My financial situation:
I am a good candidate for this loan because I pay my bills on time, I make sure everyone else is paid before I do anything for myself. It is my goal to have no credit card debt within the next 3 years.

Monthly net income: $5500

Monthly expenses: $
??Housing: $1000
??Insurance: $90
??Car expenses: $300
??Utilities: $115
??Phone, cable, internet: $150
??Food, entertainment: $varies
??Clothing, household expenses $50
??Credit cards and other loans: $500
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$649.43

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	encouraging-bill	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Building
Purpose of loan:
This loan will be used to obtain inventory and create a web site, advertising and vehicle repairs

My financial situation:
I am a good candidate for this loan because of the flexibility of my business
We sell hand crafted and cultural Items. These items are popular and sell very well at craft fairs and festivals. We have buyers that want to carry our items in their stores. Our customers are requesting our unique art on green done on ?GREEN? organic cotton, bamboo and hemp clothing. We sell baked goods and have regular weekly orders. Our baker will graduate from the #1 culinary school November 2010. In the future we plan on expanding our catering business to include boat parties and other venues.
Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1996	Debt/Income ratio:	27%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	35	Length of status:	30y 1m
Amount delinquent:	$3,390	Revolving credit balance:	$4,409	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	KINGLY	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 9% )	600-620 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
HOME BASE BUSSINESS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1996	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	1 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	yield-taiko	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education Startup
Purpose of loan:
This loan will be used to pay off debts incurred this summer while working in Texas. During my time there my car was stolen, stranding me for nearly three weeks without transportation or work. I have returned to college with some of these debts hanging. This loan will pay off the apartment's debt and will allow me to have a solid start at Penn State University.

My financial situation:
I am a good candidate for this loan because I am finally finishing up my senior year at PSU and simply need some financial help to finish my BS degree.

Monthly net income: $ 1300

Monthly expenses: $
??Housing: $ 280
??Insurance: $ 10
? Utilities: $ 20
??Phone, cable, internet: $ 20
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$98.69

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2000	Debt/Income ratio:	13%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,096	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Finanalyst82	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Graduate Student Loans
Purpose of loan:
Pay off high interest private student loans.?

My financial situation:
I am a good candidate for this loan because my expenses are relatively low.?I'm gainfully employed and started graduate classes, but unfortunately had to take out high interest private loans to pay the first semester's bill of $4600.

I purchased a condo towards the end of last year and have my girlfriend splitting the mortage and bills, which is why my housing is under 600 per month. The other expenses are minimal and although I have some credit card debt, it is accruing at a fixed 0% for the next seven months.

Please consider this loan as a way to reduce the overall risk in your porfolio. Auto-pay will be enabled on my end and I plan to hold the loan for the entire duration, which will reduce reinvestment risk. Thanks again and feel free to ask any questions.

Monthly net income: $ 3400.00

Monthly expenses: $ 2340
??Housing: $ 573
??Insurance: $ 112
??Car expenses: $ 400?
??Utilities: $?45
??Phone, cable, internet: $??110
??Food, entertainment: $ 300
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.43%	Starting borrower rate/APR:	11.43% / 13.55%	Starting monthly payment:	$214.13

Auction yield range:	3.18% - 10.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1993	Debt/Income ratio:	28%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$399	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gaux2or	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	820-840 (Latest)
Principal borrowed:	$4,600.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$1,919.16	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? Pay off three existing bills with a total monthly payment of 735.79.With our exellent credit this loan should lower our monthly payment.

My financial situation:
I am a good candidate for this loan because??? I have exellent credit &?I always pay bills?on time . I have been employed at my present job since Dec 1989.?We own our home and my wife has been on her job since Feb 1978.My previous loan with prosper was $4500 @ $152.32 a month and my balance is $2050.95.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$620.45

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1996	Debt/Income ratio:	20%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,436	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	funds-blossom	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Scrapbooking Store
Purpose of loan:
The purpose of this loan is to help my wife purchase stock for her new scrapbooking store.? She is working very hard, but is having a really hard time getting a bank to believe in her dream, so I thought I would try this avenue for her.? She does not yet know I am doing this; I am hoping to surprise her with it.? She has purchased a lot of the fixtures and equipment she will need, and has even managed to save $25,000 to help with monthly expenses, but she still needs money for stock.? She is a wonderful, hardworking person and really deserves this chance to have her dream and to create not only a scrapbooking store, but a place where scrapbookers from all over Kansas City can come, do their craft in a budget friendly atmosphere, take classes and have fun.? I believe in her and her dream, and hope that some of you true entrepreneurs can help me to help her dream come true.? As my wife says, ?Don?t just save the pictures, tell the stories!?

My financial situation:
My Wife and I have worked hard for the past couple of years to get ourselves into a position where we need only one income. We are finally there! Our debt ratio is about 30% with just my income. We pay our bills on time and are conscience about our credit rating.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 483
??Insurance: $
??Car expenses:?$ 400
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 750
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.04%	Starting borrower rate/APR:	21.04% / 23.29%	Starting monthly payment:	$678.52

Auction yield range:	8.18% - 20.04%	Estimated loss impact:	6.67%
Lender servicing fee:	1.00%	Estimated return:	13.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	59%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	35 / 30	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,848	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	zosim	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Construction for Infant care
Purpose of loan:
I currently run a child care center in our community. We have been in business for 6 years now. We currently provide care for children 18 months - 6 years old. Over the last 3 months, we have been receiving a lot more inquiries about infant care (children 6 weeks to 15 months). Due to the economic downturn, a lot more parents are inquiring. Parents who were looking to take care of their very young children are now looking at taking them to be cared for by others due to the need to work to support their families in these hard times. We too have been impacted by the economic slowdown, but feel compeled to begin infant care in the school to help these parents. The loan will be used to modify existing floor space we occupy to support infant care - namely demolition and construction of the area, purchasing cribs, furniture, and hiring 2 care givers. In the end, we will be able to accomodate 8 infants in the center.

My financial situation:
The business generates a modest net income. The 8 infants will generate about $11,000 additional gross revenue to the school which will be more than enough to cover the loan payments. Also, I believe?I am a?good candidate for the loan because of my ability to pay, and my personal commitment to keep my credit in good standing always.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.55%	Starting borrower rate/APR:	15.55% / 17.73%	Starting monthly payment:	$174.68

Auction yield range:	11.18% - 14.55%	Estimated loss impact:	10.33%
Lender servicing fee:	1.00%	Estimated return:	4.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1995	Debt/Income ratio:	145%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$28,892	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	luvdogsncats	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$2,766.60	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
I listen to Clark Howard!
Purpose of loan:
This loan will be used to? pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because? I began a new business 4 years ago, and the last two years it has taken off.

Monthly net income: $ 1600.00-2200.00? Husband 2500.00-3500.00

Monthly expenses: $
??Housing:?????
??Insurance: $?48????
??Car expenses: $ 365????????????
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 370
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$596.32

Auction yield range:	17.18% - 23.99%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1987	Debt/Income ratio:	23%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	22y 0m
Amount delinquent:	$7,898	Revolving credit balance:	$4,588	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tuscany07	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 91% )	680-700 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	1 ( 9% )	680-700 (Sep-2008)
Principal balance:	$6,711.49	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off higher interest rate cards and loans.?I will also use it to pay for a new roof on home.?This?will lower monthly expenses. ?Will also pay off existing prosper loan. ??????????

My financial situation:
I am a good candidate for this loan because? am a high level professional & in mgmt for 22 years, own home, have steady tenants and am trying to rebuild credit after divorce. Company net monthly income $4710 & $800 monthly rental income. Credit score only looks low due to BOA just remodified home loan to the current level of 1579 and will erase any late charges and penalties. Loan just completed 9/1 so it takes time to update credit and loan as it will be new, with new lower interest rates etc. I have excellent credit with Prosper.
.
Monthly net income: $ 5280

Monthly expenses: $
??Housing: $ 1600????
??Insurance: $?250????????
??Car expenses: $?400????
??Utilities: $?200????????
??Phone, cable, internet: $ 325
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 720
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$237.17

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1992	Debt/Income ratio:	49%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,911	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lasm1989	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Pay off credit cards Capital One, Chase and Credit One Bank

My financial situation:
I am a good candidate for this loan because? I am a previous prosper customer who repaid a loan in full last year. I am trustworthy person and responsible when it comes to paying my debt on time. I will use this loan to pay off three major cards.?I have other income but can't disclose because of policy but if you check my repayment history with prosper and my current credit report you will see that I am not late on anything and thats why I am a good candidate. Thank you
Monthly net income: $ 1,623.00

Monthly expenses: $
??Housing: $ 223.00
??Insurance: $ 76.00
??Car expenses: $ 225.00
??Utilities: $ pay half-100.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $?60.00
??Credit cards and other loans: $ 425.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$505.35

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	13%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,450	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aggresive-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital and Inventory
This loan is for operating capital and inventory for a small apparel related business.? The money will be used to support marketing and sales efforts, build a new website, and invest in inventory.

In support of this request, I offer the following:

*BS in Business Administration
*Over 15 years professional experience. I've worked in investment banking and finance for top American companies
*Low debt to income (DTI) ratio which shows financial responsibility

Thank you for considering my request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1990	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	20y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,220	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cinnamon_bear	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,250.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,082.63	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying high interest credit cards
Purpose of loan:
This loan will be used to?
pay high interest credit card debt
My financial situation:
I am a good candidate for this loan because?
I am working, I make my payments.
This loan would help me reduce high credit card interest that I am paying now.?
I think I am a worthy of the loan because I have made all of my previous prosper payments on time.
I have another household member that contributes $800 per month.
Monthly net income: $
3,600
Monthly expenses: $
??Housing: $ 546
??Insurance: $ 180
??Car expenses: $ 0
??Utilities: $ 175
??Phone, cable, internet: $ 70
??Food, entertainment: $ 200
??Clothing, household expenses $?25??
Credit cards and other loans: $ 950
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-2005	Debt/Income ratio:	41%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,561	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	kalberer	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment
Purpose of loan:
This loan will be used to? Make Investments in Tax Lein Certificates, the Stock Market, High Yield Bonds, and other exchange traded investmets.

My financial situation:
I am a good candidate for this loan because?? I have than 30 years investment expirence, I have more than 8 years work expirence at the Star Tribune, one of the best employers in Minnesota,? a good credit rating and almost no personal debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	74	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$36,971	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	orange-affluence-prominence	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a Bridge back to Security
Purpose of loan:
This loan will be used to cover my expenses to maintain my track record for never being late on a bill, as I wait

My financial situation:
I am a good candidate for this loan because I have never been late or delinquent on a bill.? I am a great planner, budgeter and manager of money.? I was laid off in July 2008 from a Software Developer position I hel for 11 years.??I had completed my Masters Degree in Education in Dec 2007 in anticipation of a career change, but the lay off caught me by surprise.? Though I finished my formal degree, I still had to get cerftified to teach in PA, and since July, I have been in school?completing educational requirements to pursue a teaching career for Sept 2009.? I paid for all these courses out of pocket, while paying for childcare and all my household expenses from my savings and unemployment.? I finally finished everything and even interviewed with the board in April 2009 for Sept work, only to find out this week (9/2)?that I was placed only placed on an eligibity list behind 100 pre-hires, and I may get a call to work in 2 weeks or 3 months.?

During this time, I was also planning and preparing my house to open an evening and weekend childcare out of my basement.? I?did my renovation, my business plan and being producing promotional materials?only to find out from the city, once again, this week (9/3), that my zoning application is denied and I cannot use my home for that purpose, and to get a variance will cost me $750 I don't have.

Anyway, I have started looking for full time employment back in the business world, and have a few prospects, but I would like to keep what little saving I have left and borrow money to tide me over until I find the right fit for me.? The thing I am most afraid of in life it falling behind in my bills, something I haven't had happen to me yet.? I have high balances on my credit cards, which may affect my score, but I have never had a late payment on any bill to date.? My grievance is, when dealing with creditors, they don't try to help you stay on track, they want to help you after you have failed, and I don't like failure. So, I am looking for a little help.

Monthly net income: $ 2,700/mo + savings ($1,600/mo to cover)

Monthly expenses: $
??Housing: $ 1,379
??Insurance: $ $228
??Car expenses: $ 211
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$587.94

Auction yield range:	8.18% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1987	Debt/Income ratio:	21%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	11	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,907	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	treasure-steward6	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grandson's Medical Bills
Purpose of loan:
This loan will be used to?Help to pay Grandson's Uninsured Medical Bills

My financial situation:
I am a good candidate for this loan because?I have excellent credit, and have always paid my bills on time...Own my home mortgage free...And have over $100K in IRA's, that I don't wish to touch if possible.

Monthly income $3000
Monthly out-go? $800 ( utilities, food, fuel )

The credit card balance that is appearing was paid in full over a month ago. ( I never carry balances month-to-month)

My friends&family are unable to bid, as I live in Indiana, and investing from Indiana is not allowed on Prosper.

Thank-you for your consideration and for helping me to help my family during a difficult time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$961.63

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1993	Debt/Income ratio:	29%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,250	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	happy-affluence9	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up Alternative Health Center
Purpose of loan:
This loan will be used for start up costs to begin?a new business, which has been a life long aspiration.? Most important, however, is that?I have created a solid business plan with a clear vision and mission and my intent is to help people.??I wish to open an alternative medicine center that will assist local physicians such as oncologists and neurologists to provide resources to patients with limited success with traditional western medications.? Between my healthcare background and my marketing experience, I am confident I have an approach that will be differentiated from the competition.? Starting my own business has been something?I have been grooming myself for for years and finally the opportunity presents itself!?

My financial situation:
I am a good candidate for this loan because?I?am committed to paying it back through hard work.? I do not like having to borrow money, but I also do not want to miss out on a great opportunity.? Please understand that I am a grounded, practical, responsible person not prone to rash decisions and would be a good investment.??After 16 years of related healthcare work experience that will support this endeavor, in addition to my MBA and surrounding myself with individuals (such as the attorney I have selected following thorough research), I am confident that there is a real need in the market for?these services.? My research has?revealed that this business?is bound to be lucrative with exponential growth.?Because of my integrity, I have solid credit demonstrating timely payments.? I just need your help to get started.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.90

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1994	Debt/Income ratio:	28%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,733	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	3
Screen name:	lancer1234	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 91% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 9% )	640-660 (Aug-2008)
Principal balance:	$1,566.90	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Helping children with college
Purpose of loan:
This loan will be used to?? I currently have two daughters in college. Money needed to help with costs that grants? do not cover.

My financial situation:
I am a good candidate for this loan because??? 6 years ago, had a major medical crisis.? I was out of work for approx.10 months. I had to file bankruptcy.? Now that?I am back on my feet, I have obtained credit, but it is usually at a higher interest rate.? I am hoping to obtain a loan at a decent rate.? I have two daughters in college and just recently, it has become very difficult to get a student loan to help with the cost.

Monthly net income: $ 3210

Monthly expenses: $
??Housing: $ 950
??Insurance: $?150??Car expenses: $ 350
??Utilities: $ 85
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 185
??Credit cards and other loans: $150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1997	Debt/Income ratio:	19%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	20y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,599	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Shark1056	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit cards & loans
Purpose of loan:
I will be using my prosper loan to pay off my credit cards and a personal loan.?

My financial situation:
I was put in this situation by both of my cars breaking down in the same week.? The engine blew up in one car and the transmission went out in the other.??I will be more then willing to pay this loan off early if someone has faith in me.

Monthly net income: $ 5400

My payments currently:
Capital One???????????? ?$700????????????$75????????26.99%
Applied Card????????????$480??????????? $75????????29.00%
American General???? $1950???????? $150????? 27.00%
Dell Computer??????????$1025?????????? $70???????29.99%

After prosper loan:
I will be able to cut my payments by almost $400 a month after the loan
Monthly expenses: $ 3300
??Housing: $ 1250????
??Insurance: $ 160
??Car expenses: $ 550
??Utilities: $ 240
??Phone, cable, internet: $ 125
??Food, entertainment: $ 750
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 370
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1984	Debt/Income ratio:	28%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$65,136	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Commited-Payoff	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt consolidation
Purpose of loan:
This loan will be used to consolidate "Credit Card Debt"
My financial situation:
I have good income flow and my current FICO score is over 700. I am planning to consolidate my debt with favorable rates
Monthly net income: $ 11500.00 plus bonus every qtr

Monthly expenses: $
??Housing: $ 4500
??Insurance: $?900
??Car expenses: $ 1000
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 1000
??Clothing, household expenses $?500
??Credit cards and other loans: $ 2600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1988	Debt/Income ratio:	5%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	9y 11m
Amount delinquent:	$304	Revolving credit balance:	$269	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	36	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hababi	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Avoiding Forcolsure !!
Purpose of loan:
This loan will be used to? Avoid Home forclosure while I am waiting for my modification to be approved and mortgage payments lowered

My financial situation:
I am a good candidate for this loan because? I have no credit card debt and minimal expenses aside from household bills

Monthly net income: $ 3,000.00

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 100.00
??Car expenses: $ 50.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$266.98

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2003	Debt/Income ratio:	27%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$44,313	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	investment-runner	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I have finished my graduate education and obtained a stable high income job commensurate with my degree. We were able to buy a house and are finally getting into a stable financial situation. I have several credit cards that I had to use extensively during the transition to help us buy furniture and settle into the new city. I need to eliminate those balances, some of which have high APR, and settle into a loan with a fixed monthly payment.

My financial situation:
I am a good candidate for this loan because I am in a very stable employment, long time married 8+ years and in a good relationship. Finally bought our house and just looking to put our ducks in a row
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,135.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$84.89

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	20.38%
Lender servicing fee:	1.00%	Estimated return:	3.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1998	Debt/Income ratio:	10%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	0y 11m
Amount delinquent:	$534	Revolving credit balance:	$1,507	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	6
Screen name:	OverSize	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	620-640 (Latest)
Principal borrowed:	$2,555.00	< mo. late:	1 ( 4% )	520-540 (Jul-2007)
Principal balance:	$1,135.58	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
2-yr Prosper Borrower Consolidation
Purpose of loan:Consolidate Merrick Mastercard and Existing Prosper Loan
This loan will be used to pay off my existing Prosper Loan of $1,135 at 28% and Merrick Mastercard balance of $1,000 at 25%.

My financial situation:
I am a good candidate for this loan because I'm a proven 2-year Prosper beneficiary. I have paid for over 2 years without late payments. Additionally, I have just been given a raise to $90,000 per year plus bonses in March every year. I've only listed my income at $75,000 because that is all I can show on my W-2. My next pay stub, coming 2 weeks from this past Friday, will reflect my new income of $90,000 per year and I'd be happy to share this paystub with you, my lender.

Monthly net income: $4,047

Monthly expenses: $3,182
Housing: $1175
Insurance: $150
Car expenses: $311
Utilities: $200
Phone, cable, internet: $90
Food, entertainment: $850
Clothing, household expenses $100
Credit cards and other loans: $200
Other expenses: $106 (existing Prosper Loan)
Savings: $865+++ (this amount based on old income of $75,000)
I would like to add that we have over $3,000 in savings. The ultimate goal here is to restructure the debt so that our payments are lower (more savings) and to add another positive credit line so that my credit is looking very nice in 9-12 months when we go to purchase a home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	24.90%	Starting borrower rate/APR:	25.90% / 28.22%	Starting monthly payment:	$249.47

Auction yield range:	14.18% - 24.90%	Estimated loss impact:	15.83%
Lender servicing fee:	1.00%	Estimated return:	9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	26%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$18,663	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	raleighdave	Borrower's state:	NorthCarolina	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	24 ( 73% )	620-640 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	9 ( 27% )	620-640 (Dec-2006) 600-620 (Sep-2006)
Principal balance:	$567.42	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
2 Loans Paid; Seek 3rd for home imp
About Me
I graduated from Duke University over a decade ago with a degree in Psychology and a minor in Computer Science. Today, I work as a senior IT analyst at Duke. I live in Durham, NC with two old cats and an old mutt-of-a-dog.

Loan Purpose
After college, I had a tremendous amount of credit card debt. I managed this poorly in subsequent years and could no longer manage it after being laid off from my IT job in 2001, as my next job paid much less than I had been used to. In 2002, I filed for bankruptcy. But now, for the last four years, I have had a very stable job.

In rebuilding my credit, I have had a few high-interest credit cards, and things have never been easy. Nearly three years ago, I discovered Prosper, and the loan I am three months from paying off was an enormous help in freeing me from a couple of these high-interest cards. Two years ago, I was able to buy a house, a small, old bungalow, the payments for which I can afford. However, the home needs a lot of work, and I have not been able to put a lot into it. My original plans to get a construction loan to do major renovations for squashed as the housing crisis erupted in the summer of 2007. Now, I would like to get a couple of moderately-priced items taken care of---a decent backyard fence for my dog, attic insulation before the winter, and completely electrical rewiring to replace the spaghetti mess that has built up over the decades. I do also have a $2000 balance on a closed high-interest Chase credit card that I'd like to get rid of. (The rate had been reasonable, but the rate was a jacked up without warning a few months ago).

Credit issues
While I had a bankruptcy 7 years ago, since I began my current job in July 2005, my finances have stabilized and my credit score has improved. I know longer worry about paying bills from month-to-month, and I know I am in a place that I can remain for the long-term.

Repayment Ability
I have a monthly gross salary of $5400 from my position at Duke. My net pay after taxes and deductions is $3800. My total monthly expenses total roughly $3100.

Loan Impact
This loan not increase my debt significantly. I am confident that I am now managing my money and credit well. I have a stable job and am far wiser than I was years ago. I have absolutely no intention of repeating past mistakes. Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$347.54

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	15.31%
Lender servicing fee:	1.00%	Estimated return:	-1.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1995	Debt/Income ratio:	39%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,916	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jazzpazz	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008)
Principal balance:	$2,835.17	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off cc with 15% apr
Purpose of loan:
This loan will be used to pay off citi credit card with a loan so I can close accounts to discontinue using this credit card.

My financial situation:
I am a good candidate for this loan because I pay on time and pay off my debts in a timely manner.

Monthly net income: $

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 300
???Utilities: $ 100
??Phone, cable, internet: $ 90.
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1992	Debt/Income ratio:	6%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,543	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	0
Screen name:	armyamazon	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because I have an excellent job with a great salary. The only other expense I have is my rent which is all inclusive (cable, internet, utilities). I do not have a car since I can walk to work.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2004	Debt/Income ratio:	31%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	durability-linkage	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equimpent
Purpose of loan:
This loan will be used to? To Purchase Screenprinting Equipment for my business

My financial situation:
I am a good candidate for this loan because? i have sucessful business selling apparel blanak to screenprinter nd embroiderer and we decided to add that part of the business in our exsisting buiness to capture the market that we already have.

Monthly net income: $ 10000

Monthly expenses: $
??Housing: $?
??Insurance: $
??Car expenses: $ 800
??Utilities: $
??Phone, cable, internet: $ 100
Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	15	Length of status:	9y 0m
Amount delinquent:	$22,013	Revolving credit balance:	$40,410	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-jedi147	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup capital for new business
Purpose of loan:
This loan will be used as additional start up capital to start a new business.

My financial situation:
I am a good candidate for this loan because I am an experienced business owner. I have owned and operated 2 restaurants for the past 9+ years and am looking to expand my business horizons. The opening of this business will help me get my recent credit issues resolved. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,995.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.72

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1994	Debt/Income ratio:	23%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,000	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	chasingmatteo	Borrower's state:	California	Borrower's group:	Large Money Loans for AA,A,B,C & D Credits
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 540-560 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan - 1st Loan Paid off Early

My first loan with Prosper was funded and paid off early, with absolutely no late payments!

Also, I have been a lender on Prosper. I've funded 29 individual loans, 11 of which are still active.

I am requesting $3,995 to consolidate my credit card bills into one payment. Unfortunately, I had a few unexpected expenses to contend with and had to use them. I would like to use these monies to pay off my credit cards and get them back to the $0 balance they are usually at.

I am gainfully employed with the same employer since April of 2005 and have no intentions of leaving them. I can more than afford the payment required to meet this loan obligation after funding.

Any questions? Please ask.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$233.30

Auction yield range:	4.18% - 6.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	10%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,046	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tynk56	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
were getting married!
Purpose of loan: to pay for our wedding
This loan will be used to?

My financial situation:employed full time as an RN
I am a good candidate for this loan because? have a good credit history, own my own home. Always make payments on time or early
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1990	Debt/Income ratio:	37%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$32,540	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sunkizt	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off my credit card
Purpose of loan:
This loan will be used to consolidate some credit card debt I have at a lower interest rate.

My financial situation:
I am a good candidate for this loan because I am responsible and will pay on time.? I used my credit cards for some medical expenses and to pay for classes, which was probably not the best decision, so I have been in the process of paying them off.? I paid off a previous prosper loan earlier this year, but now one of my cards has raised my interest rate substantially.? I would like to be able to consolidate this debt at a lower rate and (hopefully) not give any more money to this one company.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700? (cc)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1985	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	23 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,559	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	43%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	mrka	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff cc's and medical bills
Purpose of loan:
This loan will be used to pay off medical expenses that have occurred mostly because my wife has been diagnosed with a neurological condition which keeps us having to go from doctor to doctor. This will allow us to payoff our debts and to start saving money again.

My financial situation:
I am a good candidate for this loan because I have the ability to repay the loan, I have a steady job in the medical field that I enjoy and have been at for 7 years.

Monthly net income: $ 5440

Monthly expenses: $
??Housing: $ 2375
??Insurance: $ 147
??Car expenses: $ 760
??Utilities: $ 150
? cable, internet: $ 150
??Food: $ 200 food for the family
? Credit cards and other loans: $ 450
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1993	Debt/Income ratio:	91%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$83,026	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Baal	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2008) 740-760 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Pay Interest to Better People
Purpose of loan: I need to pay off my credit cards.? Paying one loan, instead of the five payments that I have left, will allow me to buy my wife a hot-tub.
(explain what you will be using this loan for)

My financial situation: I make all of my payments every month. I recently took out a MMA loan and am paying off my youth at an incredible rate. I just paid off my first Prosper.com loan in under a year and am looking to help some good people make some money.Oh, and my wife wants a hot-tub.
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1150
??Insurance: $ 100
??Car expenses: $?0
??Utilities: $ 300
??Phone, cable, internet: $43
??Food, entertainment: $227
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$610.69

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2003	Debt/Income ratio:	26%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,566	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	simon_11	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a low risk, high reward canidate for this loan. I have never had a late payment, charge off or?overdraft on anything. I refuse to have late payments or negative information on my credit report. The last time I had it pulled it was a 727.?For some reason prosper is saying it is between 680-700. Regardless you can see I have never had a late payment above on my profile report.? I've been in the Real Estate business in Houston, Tx, for 5 years. I'm looking to consolidate my debt and pay everything off to reduce my monthly liabilities. ?

I would like to pay off my car, conns and 2 credit cards which are costing me over $1,400 a month. The loan would reduce my bills by more?than half. I have never had a late payment on anything with my bills where they are now, and could easily pay this loan back in 24 months.

Monthly net income: $

$ 4987 exactly on the dot

Monthly expenses: $
??Housing: $?600. Renting?a room with a friend I sold a house to.?I don't split any of the utilities.
??Insurance: Just paid my car insurance last week?for one year ($1,181) Health Insurance is already deducted and reflected in my?net income.
??Car Note: $ 625
??Utilities: $ Included in?Housing.?
??Phone, cable, internet: $181
??Food Entertainment: $550
??Conns: $480?
? Credit Card?$400

?? .

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$169.68

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1990	Debt/Income ratio:	49%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$48,764	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ronloan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$4,749.05	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off my Credit Card Debt
My financial situation: Currently, I have a great job working for a paint company.
I have an upcoming promotion within the next year, and drive a company car.
However, due to cut backs; I have not received a raise since I was?hired in 2006.
Everyday it feels as though the cost of living is going up for everyone, but where does the extra money come from to fill these new costs and old debt for myself.
I heard about this site from friends, and can tell this might be a great option for me.
I have previous experience with online auction services,
so I feel as though I have some idea on how to make this work out great for all parties interested.
Fortunately, I have a friend that lives with me that pays more than five hundred dollars a month?in rent.
Nevertheless, due to the raising costs of living; I require help resolve current and future financial issues.
Essentially, the high credit card interest rate levels?are making it difficult to prosper alone.

Purpose of loan:? Hoping to pay off my high interest rate?loans.
My goal for the loan?is to get out of credit card debt within two to three years.
I will pay off my smaller credit card debt first, and then tackle on the larger ones.
Eventually, I want to start a small business in the near future.

Monthly net income: $ 2,500 +

Monthly expenses: $ 2,650 +
??Housing: $ 900
??Insurance: $ Company Car
??Car expenses: $ Company?Car
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,011	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	wonderful-affluence	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Psychology Degree Aid
Purpose of loan:
This loan will be used to? fund my Fall 2009 semester tuition at St. John's University. I am a Psychology major and Criminal Justice minor. My tuition for this semester is $6,288.00 The down payment is $3,144.00 to stay enrolled for the semester.

My financial situation:
I am a good candidate for this loan because? I hope to use my degree to assist at risk youth with emotional and mental issues in the juvenile system. I have a good history of loan repayment when I was required to take a semester off due to financial issues. I successfully paid off a portion of my Stafford loans. My mother will also assist me in repayment. She currently travels from Philadelphia to DC to teach for more money. This is a testament to both of our dedication to pay for school and repay loans. I will be able to pay about half of the loan off by October 1st as well.

Monthly net income: $ 325

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 10
??Food, entertainment: $ 50
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1986	Debt/Income ratio:	24%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,219	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	doobree	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off high interest credit cards?

My financial situation:
I am a good candidate for this loan because? we are working very hard to raise our credit score.? We realize that a good credit rating is a must in today's society.? My wife and I have been married for 21years and both have secure jobs. I get a !% raise every year.? My wife will be contributing an additional $12,000 to the household in 2009.? We have considered our options for a few months now and we are extremely confident that this is the right move for us.? Thank you for your consideration.

Monthly net income: $ 4120.00
Monthly expenses: $ 2990.00
??Housing: $ 648.00
??Insurance: $ included in mortgage payment
??Car expenses: $ 300.00
??Utilities: $?350.00
??Phone, cable, internet: $ 190.00
??Food, entertainment: $420.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $1032.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1998	Debt/Income ratio:	37%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,413	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	needybody	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to help me maybe get back on track.?

My financial situation:
I am a good candidate for this loan because I may owe a bunch of creditors, but I do make payments on time every month.? Desperately need to get some credit cards combined?so monthly?payments are reduced.

e: $ 2000

Monthly expenses: $
??Housing: $ 384
??Insurance: $?130
??Car expenses: $
??Utilities: $ 180
??Phone, cable, internet: $ 60
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 750
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1985	Debt/Income ratio:	37%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,886	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cntrygirl63	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 660-680 (Apr-2008)
Principal balance:	$1,645.83	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Trying to Pay Off Debt
Purpose of loan:
This loan will be used to help me pay off debt.? I got a Prosper loan last year and have not missed or been late on payments.? Since my last listing I have paid off 3 credit cards and have another that will paid off in about 3 months.? I will use this loan to pay off my previous Prosper loan and the remainder to pay off other debt and also to make repairs to my car (which has been paid off for 1 year now!)

My financial situation:
I am a good candidate for this loan because I have always repaid any loans I had and until the past 2 years have had good credit.? I only have 2 store credit cards and have been living on cash for 2 years now.? I?currently work a full-time job and a part-time job so I can try to get out of debt for good!? I just want to get out of

Monthly net income: $ 2094.00

Monthly expenses: $
??Housing: $ 720
??Insurance: $?75
??Car expenses: $0
??Utilities: $?75
??Phone, cable, internet: $ 40
??Food, entertainment: $ 50
??Clothing, household expenses $50
??Credit cards and other loans: $?688
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1999	Debt/Income ratio:	26%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 18	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$36,717	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	sublime-dollar	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Faulty business partner bailed
Purpose of loan:
This loan will be used to consolidate high interest credit card debt.? ?A former partner had ran about two business lines of credit for his personal use and at the same time, we were in the middle of a real estate investment project that went terribly wrong.

I am looking for 20,000 at a lower interest rate that my credit cards and I would like to repair my situation ASAP.

My financial situation:
I am a good candidate for this loan because i am in good standing and have not had a late payment other than the two that my former business partner caused me.

Monthly net income: $

5,000.00

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $ 200.00
??Car expenses: $ 200.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $?200.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 1,400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 13.60%	Starting monthly payment:	$32.29

Auction yield range:	3.18% - 9.04%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1993	Debt/Income ratio:	26%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$68,956	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sparkling-payment3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1993	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,582	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	2
Screen name:	gilbert10021	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008)
Principal balance:	$895.67	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
paying off finance company at 42%
Purpose of loan:
This loan will be used to?
pay a finance company off that is charging 42% interest. i?want to?paying them off early.
My financial situation:
I am a good candidate for this loan because?
i am not late on one single bill on my credit report, i have been at the same 2 jobs for over 10 years, and i already have paid prosper 12 months in a row on time on my first loan. this will be my second loan on prosper and i hope to consolidate all my bills to prosper eventually. and i will always start the interest at 35% for yall. my credit score has gone up since my last prosper loan 20 points.?if it would have not gone up i would not be able to list because your score now has to be 640. also this will get me back my car title. my first loan listed me as HR. now they list me as E. so everything has gone up on me. this is a relisting. as soon as it ended, some lender emailed me and said he ran out of time and wanted to bid on my loan to relist it. so that is what i am doing.?email me if you need anything. thanks.
Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 275
??Insurance: $ 31
??Car expenses: $ 60
??Utilities: $ 80
??Phone, cable, internet: $ 72
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	23.77%	Starting borrower rate/APR:	24.77% / 27.07%	Starting monthly payment:	$594.57

Auction yield range:	8.18% - 23.77%	Estimated loss impact:	6.76%
Lender servicing fee:	1.00%	Estimated return:	17.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1993	Debt/Income ratio:	10%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$553	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cerebral-social9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Idiot Savamt identifies patterns
Purpose of loan:
This loan will be used to?finance initial capital injection and monir equipment needs to?start?a peer to peer lending and CD?outsourcing business based in Ocala, Florida.? It will be headed up by a?VP of a Bank with 10+ years trading experience in securities and options (me).?

My financial situation:
I am a good candidate for this loan because I have worked as an executive in the retail financial markets for?5 years and was Series 7 (General Securities Repreentative) and Series 66 Licensed rep who spent two years as an investment banker.? I have shown capital gains on my tax returns for the last two years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$405.31

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1987	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	22 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$80,547	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	paigepuff	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
PROVEN! Payoff High Cred card debt
Purpose of loan:
This loan will be used to consolidate high interest credit card debt due in large part to a # of medical bills generated (and mostly not covered by insurance) over the last three 1/2?years resulting in a successful twin pregnancy and birth. My ?boys are now 4 ? months old and after a 3 month maternity leave I have returned to my position of 7+ years.? I am thrilled with the outcome, but not the debt that has resulted.? Now that this is behind me I am ready to get out of debt for good!

My financial situation:

I received an email from Prosper this week, inviting me to request a second loan ?due to my consistent and timely payment history? with them.? 1 ? years ago I requested a $7,500 loan to get me thru the last stage of these medical bills.? I was successful in obtaining the loan ? but paid it off in 6-7 months as it was my highest interest rate loan.???I have always paid all of my bills on time and there has never been a time when I have not fully repaid a debt.? ? I have been gainfully employed since the age of 15.? My goal here is to obtain a reasonable rate which will allow me to consolidate some of these higher interest rate cards and focus on paying down my total debt.

I am a good candidate for this loan because I am solid, honest and have integrity and sincerely hate debt!??I have been struggling with making a dent in my credit card balances in the last 6-8 months due to the current economic situation.? I have been targeted as most of us have by the banks with ?no reason? interest rate hikes/lowering credit lines/ and?impacting my FICO score as well.? I continue to be gainfully employed with an excellent job in an excellent industry where my skills are highly desirable.? I am a technical Project Manager and have worked for the same large and successful organization for the last 7 ? years.?

In January 2010 my net pay will increase by $600 a month as my Day Care Spending account deduction is more evenly distributed and my FSA deduction is reduced.? Combined with this and my annual bonus I will be able to beginning paying off larger chunks of debt beginning at that time.?

Monthly net income:? $8,300.?? I am also very much on target for additional $18,000 bonus in 2010.

Monthly expenses:
$ ??Housing: $ 1229??Insurance: $ 0??Car expenses: $ 700??Utilities: $ 0 (husband pays)??Phone, cable, internet: $ 60??Food, entertainment: $ 200 ? Child Care 800??Clothing, household/baby expenses $?800??Credit cards and other loans: $2400???Other expenses: $??

I would be happy to answer any other questions anyone has.?

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.15%	Starting borrower rate/APR:	25.15% / 27.46%	Starting monthly payment:	$149.40

Auction yield range:	14.18% - 24.15%	Estimated loss impact:	15.09%
Lender servicing fee:	1.00%	Estimated return:	9.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1978	Debt/Income ratio:	37%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	26	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,750	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bluestar148	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (May-2008) 600-620 (Apr-2008) 580-600 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
The Charles Atlas Seal of Approval
Purpose of loan:
This loan will be used to? purchase a new chain saw and log splitter, winter is coming!
My financial situation:
I am a good candidate for this loan because? this will be the 2nd loan I will have taken on Prosper.?
Expect timely payment and possibly early payback. I will be able to sell firewood to help my income to pay this back.

Monthly expenses: $
??Housing: $ 943
??Insurance: $ 75
??Car expenses: $ 382
??Utilities: $ 200
??Phone, cable, internet: $ 182
??Food, entertainment: $?250
??Clothing, household expenses $ 65
??Credit cards and other loans: $?36
??Other expenses: $ Prosper Loaned out?$0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1985	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,499	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bigjoe50	Borrower's state:	Georgia	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	560-580 (Feb-2007)
Principal balance:	$977.93	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
paying off bills & prosper loan
Purpose of loan:
This loan will be used to? pay off credit cards and prosper loan
My financial situation:
I am a good candidate for this loan because? i work for usps and payment is withdrawn from my bank account monthly which is backed up $900 funds if it shows zero balance at time of payment withdrawal

Monthly net income: $ 2021

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 40
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other? $ 460
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2007	Debt/Income ratio:	13%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$382	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	3721	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$3,683.18	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan-Never Late...Expanding bus
Purpose of loan:
This loan will be used to?
Fund equipment purchases?to expand?landscaping business.
My financial situation:
I am a good candidate for this loan because?
This is my second Propser loan.?The first loan has been open for almost 2 years and all payments have been made on time.?The business that I started has taken off and I now have two employees.?I am looking to purchase a company vehicle, as well as additional landscaping equipment.?I still work part-time for my former boss. I have known him for over seven years and he continues to guide me?with my business.? I am young and still establishing my credit, which is why I am turning to Prosper for this loan. ?

Monthly net income: $4,500.00

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 450.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$196.94

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2004	Debt/Income ratio:	25%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,232	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	xb2004	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008)
Principal balance:	$2,286.08	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because?i have never missed a payment always on time!

Monthly net income: $
2200.00 plus sales bonus between 200-1000.
Monthly expenses: $
??Housing: $ live at home
??Insurance: $ 100?
??Car expenses: $200
??Utilities: $?0
??Phone, cable, internet: $?80
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?120 prosper loan
??credit card: $ 250
?Paying off the credit card would allow me to actually pay on a loan instead of just paying the interest.? Due to the recession there was a big drop in nursery sales this spring. therefore i wasn't able to pay off the unexpected expenses.? Normally the sales checks would have easily paid this debt off.? I Can comfortably make the payment as i have to the credit card company on time every month!? The company i work for is very financially stable in business for 29 years but since my pay is based on sales i just don't have the money right now to pay the credit cards off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 37.66%	Starting monthly payment:	$58.44

Auction yield range:	11.18% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2001	Debt/Income ratio:	28%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,388	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chief5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening Online Business
Purpose of loan:
I am opening an online retail business with a long time friend. This loan is to cover my half of the investment. The goal is to have this loan paid off within 6 to 8 months. We have projected the business to bring in between $1000.00 to $1500.00 a month in income. My business partner already owns two successful businesses. For the past four years I?ve been employed full time at a local credit union, this job provides the income that covers all of my monthly expenses. I have never missed a payment in my life and always pay more than what is due at the time.

Monthly net income: $ 1600.00

Monthly expenses: $
??Housing: $ 515.00
??Insurance: $ 65.00
??Car expenses: $ 0.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$293	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	contract-safehouse	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Girlfriend Go To Med School
Purpose of loan:
This loan will be used to?
Cover rent and some other bills that accumulated when my girlfriend, with whom I live, has had to reduce her working hours in order to prepare to apply to medical school.
My financial situation:
I am a good candidate for this loan because?
I am securely employed, on a fixed salary. My girlfriend is finishing her applications and will soon resume making a full-time salary.
Monthly net income: $
3500
Monthly expenses: $
??Housing: $ 800
??Insurance: $ 0 ????
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100 ????
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1993	Debt/Income ratio:	21%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	6	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$4,311	Revolving credit balance:	$3,282	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%
Delinquencies in last 7y:	40	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	todd53	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Money to Hire Disability Lawyer
Purpose of loan:
This loan will be used to pay a good disability lawyer to represent me in my case against the Air Force.
My financial situation:
I am a good candidate for this loan because I will pay my loan back. I had a loan on here before and paid it back.

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 1332
??Insurance: $ 125
??Car expenses: $ 516
??Utilities: $ 140
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$656.04

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1996	Debt/Income ratio:	35%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$68,176	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aufanattic22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	720-740 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off credit cards
Purpose of loan:
I am requesting this loan to payoff?the balance of?a credit card that has a?high interest rate so that I can continue to pay off my debt.??The credit card currently has a balance of?$16,200?with monthly payment of almost $600.? With the way the credit card companies have currently started punishing their customers I will never get the cards paid off based on these minimum payments.? With this loan I will be able to continue paying off my debt, close another credit card?and have my new Prosper loan paid off in 3 years.? The good thing is that this loan will equal or be lower than my current minimum monthly payment so my cash flow will not change.

My financial situation:
I have a good credit history with many trade lines of repayment.? I am in sales and my income is steady.? I have beeen with my current employer for 3 1/2 years and am in a very stable industry.? My wife also works and brings in a steady income to have sufficent income to repay this debt.? I am a small time Prosper lender and look to increase that as I payoff this loan. I feel like you will get a good return for your investment and it will be safe.? I work too hard to keep my credit in lineto let it go down.? I used to work in the banking industry so I know the value of good credit. I do have high credit card balances due to a combination of my wife losing her job in 2008?and I was involved in some real estate business (no longer involved) and was selling my final properties in 2008.? With my wife out of work then we had to rely on some credit cards to keep up with the cost of living, plus I mistakenly used some credit card balance transfer to finish paying outstanding debt to complete my withdrawal from the real estate business.? I am no longer involved in any outside businesses other than my current long time job, my wife has been back to work since November of 2008 and we are having to recover by paying down all the debt we built up last year.? I was able to payoff one of our cars this year with our tax refund, also my student loans, and just finished paying off a Prosper loan I obtained in June of 2007.? Since I paid off the Prosper loan I figured it was a good time to return and try to get a consolidation loan to get the credit card debt paid off. I hope to have this loan paid off and continue paying off the rest of my debt. I am determined to be debt free of?credit cards within 5-7 years,??
Monthly income: $5500

Monthly expenses: $
??Housing: $2000??????
??Insurance: $250
??Car expenses: $350
??Utilities: $200
??Phone, cable, internet: $150
??Food, entertainment: $400
??Clothing, household expenses $ 200
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1997	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,363	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	abdulfrk	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$4,502.81	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying off my bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $2000

Monthly expenses: $
??Housing: $500?????
??Insurance: $0?????
??Car expenses: $0
??Utilities: $300
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	28%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	5y 1m
Amount delinquent:	$3,288	Revolving credit balance:	$13,518	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mtbiker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	740-760 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	1 ( 5% )	760-780 (Jul-2008) 740-760 (Dec-2007)
Principal balance:	$881.96	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
consolidating higher interest debt
Purpose of loan:
I'm consolidating all of my higher interest debt.?

My financial situation:
I'm a finance professional making nearly $100K per year after bonuses and have a mortgage with my girlfriend in my name so my credit report shows that I'm paying the whole thing when I'm really only paying half.? She's also a finance professional that makes the same income as myself.

Monthly net income: $ 5,015

Monthly expenses: $
??Housing: $ 2,500
??Insurance: $ 25
??Car expenses: $ 0
??Utilities: $?15
??Phone, cable, internet: $ 75
??Food, entertainment: $?250
??Clothing, household expenses $ 50
??Credit cards and other loans: $?300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$235.86

Auction yield range:	11.18% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,256	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	duVitt	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to?debt consolidation????
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 750????
??Insurance: $ 120????
??Car expenses: $ 1200
??Utilities: $ 120
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1992	Debt/Income ratio:	12%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,634	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	48	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mrbristle	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Bailout
Purpose of loan:
This loan will be used to? Pay off?credit cards and?car repairs.

My financial situation:

I am a good candidate for this loan because? Since my last listing, the good news is that I just got a promotion at work with a modest salary increase that will help me achieve my goal of reducing and eventually eliminating my credit card debt that I am currently carrying but still need a little help in getting me over the hump. I know that my listing shows a large number of delinquencies. I am not going to deny that. Unfortunately, my Prosper score is affected by old credit data that is no longer relevant but I can not get it removed as much as I have tried.They were caused by my not being employed from 2002 to mid 2004.? I eventually did something that I am not particularly proud of. I filed bankruptcy midway through 2003 and it was discharged in early 2004. All the delinquent accounts happened prior to the bankruptcy. Prior to the forced early retirement and eventual bankruptcy, my credit was good.? Since that time I have been able to obtain several credit accounts as well as a conventional mortgage with a decent fixed rate. I have been very responsible with my new credit and have not missed any payments or been late with any. My only flaw is that I have pretty much maxed out the credit cards. This recent promotion and salary increase will alleviate the urge to use credit cards going forward. I have a secure job with the U.S. government. In addition to my employment, I am also collecting a monthly pension check from my previous employer of 28 years.? I don?t know what it takes to get my request funded within this forum but I am hoping that there are some savvy investors out there that will look beyond the numbers that are presented on the listing?and can see that this is a win-win situation for both of us and will take the chance and help.? If it would help, ?I have made a?spreadsheet which lists my income sources and expenses which I will gladly provide if requested.? Please feel free to ask any questions. I have nothing to hide.

Monthly net income: $ 4150

Monthly expenses: $?3240
??Housing: $ 1619
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 150.00
??Phone, cable, internet: $ 225.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $?
??Credit cards and other loans: $?425.00
??Other expenses: $ 250.00 ( Prosper Loan )
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1996	Debt/Income ratio:	39%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	52	Length of status:	5y 0m
Amount delinquent:	$105	Revolving credit balance:	$2,453	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	59	Homeownership:	No
Inquiries last 6m:	2
Screen name:	me29	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008)
Principal balance:	$3,405.09	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
New Furniture
Purpose of loan:
This loan will be used to?
Buy new furniture that is desperately needed!
My financial situation:
I am a good candidate for this loan because?.? I will pay on time each month.? I am?always looking for ways to improve my credit!

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 90
??Car expenses: $ 350
??Utilities: $ 120
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $
??Credit cards and other loans: $?349
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	6y 6m
Amount delinquent:	$650	Revolving credit balance:	$8,927	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kustom1954	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$2,138.99	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards

My financial situation:
I am a good candidate for this loan because?I have a excellent history with prosper

Monthly net income: $ 5,000.00

Monthly expenses: $
??Housing: $ 949.00
??Insurance: $ 100.00
??Car expenses: $ 75.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.68%	Starting borrower rate/APR:	25.68% / 28.00%	Starting monthly payment:	$481.44

Auction yield range:	8.18% - 24.68%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	49%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,585	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ICON	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 96% )	720-740 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	2 ( 4% )	700-720 (Feb-2008) 740-760 (Aug-2006)
Principal balance:	$5,829.88	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Need funds to consolidate debt .
Hello,

Monthly Net Income : $3,100-$3,500

Monthly Expenses:??
?- Insurance : $350
?- Food : $400
?- Cell Phone/internet : $250
?- Gas : $300
?- Entertainment : $600
?- Credit Cards:? $500
?- Rental homes:?$300 (mostly due to repairs)

Total:? $2700

?- I am a native of the San Francisco Bay Area.? I am seeking these funds to consolidate some misc. debt.??I have two 5k credit cards at currently 18%?and 23%.?? I am an insurance broker by profession and own?a business as well.? My living expenses are minimal as I live at home and have no rent.? I own 4 homes in Texas and 1 home in New Mexico (equity $130,000 +).? Please feel free to ask me any questions you have.?

Thanks,

Mitchell
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,040.06

Auction yield range:	8.18% - 29.00%	Estimated loss impact:	9.20%
Lender servicing fee:	1.00%	Estimated return:	19.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1998	Debt/Income ratio:	63%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,758	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Mich411	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-800 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	780-800 (May-2007) 760-780 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Buying Another Rental
Purpose of loan: This loan will be used to by another rental. I currently own two condos that I rent for $1000 month. Another unit opend-up one the same floor as the other units and I am looking to purchase. I have been pre-approved by the bank already and my offer has been accepted. I am looking for other means to come up with the down payment and closing costs to avoid tapping my retirement accounts. My financial situation: I am a good candidate for this loan because I have been financially on my own since I was 16 years old. I have worked in finance / real estate for over 9 years until I was laid-off. I have returned to my original career as a social worker in which I have been in the field for over 11 years. My long-term boyfriend / fiance' pays the mortgage on our home. (I pay the misc bills) Please note: He will NOT be included on this loan or my rentals. I would prefer to keep my rentals and funds separate until legally married in which I plan to put the rentals into an LLC. I have approximately $7,000 in an account for the rentals. My retirement accounts are as follows: $62,346 in a 401K, $23,678 in Roth IRA, $15,213 in Sep IRA, $19,745 in Rollover IRA. And if anyone is counting, $700 in a prosper savings account waiting to bid on loans and $2000 invested in other prosper loans. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,667.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$136.28

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	106%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,385	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	koafamily	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,700.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008)
Principal balance:	$1,644.77	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Final payoff of debts
Purpose of loan:
This loan will be used to pay off a loan and a credit card that are charging me 15% and 20%. I filed for bankruptcy in 2003 after a bad divorce and now am trying to build my credit rating. I work part-time. For the past 2 years my husband and I have been paying off our credit cards. By lowering my interest rates (without opening a new credit card) I will be able to pay this loan and credit card off quicker and the Prosper loan will help to build my credit rating. I have paid off 3 of the cards and these are the last 2 debts. When this loan is paid, we will be out of debt and in a much better financial position.

My financial situation:
I am a good candidate for this loan. Since filing for bankruptcy in 2003 I have paid all of my bills on time and my credit rating has slowly been climbing.This is my second Prosper loan. I realized when I found Prosper that there are good people out there who are willing to help others. I also do not want to open a credit card with access to free credit. By joining Prosper I can borrow only what I need and pay it off without having revolving credit. My husband and I pool our resources, but my information is listed below.

Monthly net income: $ 925.00

Monthly expenses: $?
??Car expenses: $ 267.00
??Food: $ 550.00
??Credit cards and other loans: $ 100.00

Thank you for?giving me this opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$458.20

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	19%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	11y 4m
Amount delinquent:	$10,403	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	karuption	Borrower's state:	Texas	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	780-800 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007) 660-680 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Add a room to our house
Hi My name is Earl I have been a truckdriver for about 22 years. I am currently working for Borden Milk Products.
I have had some credit problems in the past. My wife and I adopted 4 boys in August of this year. The boys have been living with us for over two years and are now our sons. They are 8,7,6and 5 years old. We also have a 15 year old daughter at home and two grown children living on their own. The boys are all in one room and we would like to add a bedroom to our house making it a 4 bedroom instead of 3. I had a prosper loan before that was paid on time and paid off a little early. We have the funds to repay this loan because the State of texas gives us money every month for the care of our boys! I am a? good risk because I am working hard and paying all my bills on time. My credit is getting better because of this!
INCOME
??????????? $75000.00 per year Borden?Milk Products
?????????????? 1600.00 per month from Texas for?costs of caring for our boys
????????????????$500.00??? per month from sale of my previous residence
EXPENSES
??????????????????? $1088.00 mortgage
?????????????????????$ 400.00 truck payment
????????????????????? $ 125.00 car insurance?
???????????????????????$ 250.00 electric and other utilities
??????????????????????? $ $100.00 cell phone and home phone

CASH FLOW
????????????????????? These payments come out to $1963.00 and leave me?plenty of cash flow to repay the loan from Prosper.

THANK YOU for looking and bidding on my loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.61%	Starting borrower rate/APR:	29.61% / 32.25%	Starting monthly payment:	$63.36

Auction yield range:	11.18% - 28.61%	Estimated loss impact:	10.72%
Lender servicing fee:	1.00%	Estimated return:	17.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1985	Debt/Income ratio:	37%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	24y 2m
Amount delinquent:	$0	Revolving credit balance:	$117,578	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	diligent-basis	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plumbing Repairs
Purpose of loan:
This loan will be used to?
Remodel our Bathroom
I am a good candidate for this loan because?
I am a Truck Driver and I have been with the same company for 24 years.? I have lived in the same place for 24 years. My?wife also contributes her income.? I have always paid my bills and have never been late on a payment.? Most of the revolving credit is from a home equity line of credit (75%).?? The money will be used to put in a new bathtub and repair some plumbing in the bathroom.?? I will be doing most of the work myself along with a plumber friend.?? Making the prosper payment?should not be a problem since we do have the second income my wife brings in.?I also have a 401 I can withdraw from if? I need to.?I will also have my payments? automatically deducted through my bank account.?? I would appreciate any help and bids I can get.? Any questions are welcomed,? I can verify Income and 401K if need be. Thanks?
My financial situation:
Monthly net income: $ 3,500
Wife's Income 2,000
Total Income 5,500
Monthly expenses: $
??Housing: $ 450,00
??Insurance: $???200.00?
Car expenses: $ 100.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $?400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1300
??Other expenses: $ 200.00????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1992	Debt/Income ratio:	19%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	25	Length of status:	2y 2m
Amount delinquent:	$982	Revolving credit balance:	$49,946	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	southsidestars	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby Trade Show Discounts
Purpose of loan:
This loan will be used to take advantage of trade show discounts at the upcoming ABC trade show.? I own a small baby gear store that has been open for 1 year.??The store is thriving, growing every month but not cashflow healthy?yet.? The typical?net margin?on baby gear?after freight is?25-30%.? If I buy product on the trade show specials, I can take advantage of free freight and discounts and raise my net margin to 35-50%.? I am also launching the web site this month which will help turn this trade show inventory faster than the store run rate has been.

My financial situation:
I am a good candidate for this loan because I have a full time sales position in addition to this small business so I can pay back the loan out of personal funds if needed.

Monthly net income: $ 8000

Monthly expenses: $ 6150
??Housing: $?2700
??Insurance: $ 250
??Car expenses: $ 250?
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500?
??Clothing, household expenses $ 500?
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2005	Debt/Income ratio:	15%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,677	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	funds-buckeye	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off higher payment debts
Purpose of loan:
This loan will be used to?
pay off higher payment debts
My financial situation:
I am a good candidate for this loan because?
I make my payment on time and never fall behind. ????
Monthly net income: $
2320.00
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 170.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Catch up rent, pay off credit cards
Purpose of loan:
This loan will be used to??Catch up rent and pay off credit used while?out of work.? Back to work now, much better salary, and just received excellent 6 week performance eval.????? PLEASE NOTE, the large majority of my family and friends are here in MD, which doesn't have lender status with Prosper at the current time, so that is why I don't have friends/family bids.

My financial situation:
I am a good candidate for this loan because? Single, not responsible for anyone else's debt.? No vices ie drinking or gambling.? Work all scheduled shifts and OT if available.? Live alone with dog and provide physical but not monetary support to 87 year old mother.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 40
??Car expenses: $ 450 payment plus gas
??Utilities: $ 207
??Phone, cable, internet: $ 175
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.72%	Starting borrower rate/APR:	29.72% / 32.09%	Starting monthly payment:	$105.75

Auction yield range:	11.18% - 28.72%	Estimated loss impact:	10.72%
Lender servicing fee:	1.00%	Estimated return:	18.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1994	Debt/Income ratio:	31%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$23,801	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tiger205	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 6% )	660-680 (Feb-2008)
Principal balance:	$3,262.86	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Credit Cards: Bad. Savings: Good!
Purpose of loan:
This loan will be used to?
Pay off one credit card - down to $0.? The APR is 27.99% -?It's AMEX, of course.? They raised my rate just before the new credit card laws went into effect.
My financial situation:
I am a good candidate for this loan because??
I now have a rock-solid steady corporate job, which I've been at for a year.? My income is finally stable, unlike when I ran my own business!? I still pay all my bills ON TIME, and am in a much better place than 2 years ago.? Still, I want to eliminate those credit card bills!
Monthly net income: $
3100
Monthly expenses: $
??Housing: $?650??(i have roommates)
??Insurance: $ 151????
??Car expenses: $ 369
??Utilities: $?75
??Phone, cable, internet: $40 (got rid of cable)
??Food, entertainment: $?400
??Clothing, household expenses $70
??Credit cards and other loans: $ 415
??Other expenses: $ none until i get my debt paid off!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1996	Debt/Income ratio:	30%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,409	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	burghfan	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008)
Principal balance:	$7,233.31	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Reduce rate on credit cards
Purpose of loan:
This loan will be used to allow us to replace our high interest cards with a low fixed payment.

My financial situation:
I am a good candidate for this loan because I have an excellent job and excellent repaying ability. I just need lower rates that the bank are unwilling to give.

Monthly net income: $6000
??Housing: $2800
??Insurance: $50
??Car expenses: $260
??Utilities: $150
??Phone, cable, internet: $50
??Food, entertainment: $400
??Clothing, household expenses $400
??Credit cards and other loans: $700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2003	Debt/Income ratio:	19%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,960	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benefit-duckling	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Gift for Fiance.
Purpose of loan:
This loan will be used to? pay off my Fiance's car payment, which he is paying steadily at a high interest rate. We want to start off our wedding on the right foot financially, and this is my present to him.

My financial situation:
I am a good candidate for this loan for a number of reasons. I have an unblemished credit history. I have finished paying off all students loans, and do not have a car payment on the car I own. In fact the only debt I have is for a washer and dryer. ( I opened a card to build a credit history.)? and a co-sign on some dental work. The Dental work financing has been paid steadily since it was opened in January.? I have a very reasonable $360 a month in rent. We don't drink, smoke, or drive without our seat belts. I have worked at my job for a year, and my fiance has been at his job for about 5 years.

Monthly net income: $ 1640

Monthly expenses: $
??Housing: $ 360
??Insurance: $ 70
??Car expenses: $ 50
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 150
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 80 (For Washer and Dryer)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$55.58

Auction yield range:	3.18% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1983	Debt/Income ratio:	51%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,828	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-loyalist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Retirement Account
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? My plan is to fund my retirement account. I already make monthly payments of $100 into my account. I would like to get an advance on this to take advantage of compound interest and mitigate the effects of commission fees. At a reasonable rate I feel I can get a head start on my retirement account and with this reasonable amount ($1,800) I will not put a heavy burden on myself or expose a lender to risk.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1980	Debt/Income ratio:	8%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	2y 9m
Amount delinquent:	$61	Revolving credit balance:	$789	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sharp-affluence	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
install heat pump
Purpose of loan:
This loan will be used to?Install a new heat pump in our home.? We purchased it 4 years ago and our heat pump went out in july.? My wife is disabled and it is really imperative that we get one.?

My financial situation:
I am a good candidate for this loan because?I can afford the payments but not the large down payment that others want.??Because of my wifes sickness and disablity we had to claim bankruptcy?which has really hurt us.?

Monthly net income: $ Employment 1700.00????Navy Retirement 1600.00

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $ 170.00
??Car expenses: $ 250.00
??Utilities: $ 160.00
??Phone, cable, internet: $130.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $250.00?
??Credit cards and other loans: $ 75.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$147.02

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1989	Debt/Income ratio:	63%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$26,489	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	105%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	heavenly-return1	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards/Bad Luck
Purpose of loan:
This loan will be used to eliminate some debt that?I was trying to eliminate prior to a lot of bad luck happening.? The bad luck would be:? hitting a curb on an icy day and causing a $1,000 worth of damage to my car, and pouring $600 into my car to go out of state to help a relative who was having heart surgery only to have a timing belt take out my engine on my car a month later.??I chose to make the trip to take care of my relative because no one in my immediate family could or would go.? Some of my?debt is also the result of my attending college.? I made the mistake a lot of college students make, I fell back on plastic more than once.?

My financial situation:
I am a good candidate for this loan because I am hard working and dependable.? I have been selling books and other miscellaneous items online in an attempt to get back on track financially.? I have never declared bankruptcy.? I've had long term loans before and paid them in full with no problems.? I can't wait to get away from the massive APRs credit cards like to charge.

Monthly net income: $ 2933.00

Monthly expenses: $?2593
??Housing: $?50
??Insurance: $ 191
??Car expenses: $?323
??Utilities: $ 20
??Phone, cable, internet: $ 200
??Food, entertainment: $?100
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 1539
??Other expenses: $ 130
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1989	Debt/Income ratio:	8%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	1y 6m
Amount delinquent:	$6,341	Revolving credit balance:	$5,191	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	entrepreneur1975	Borrower's state:	California	Borrower's group:	Harvard University Alumni & Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ring, Wedding, and Honeymoon!
Purpose of loan:
This loan will be used to buy my fiancee her engagement ring, cover our expenses for our wedding and pay for our dream honeymoon in Maui. Having access to cash from this loan will help with negotiating better prices with most of the vendors instead of using my credit cards.

My financial situation:
I am a good candidate for this loan because I have a stable job that I have held for almost a year and half.? I keep my monthly expenses low and am very frugal so covering this monthly loan payment will be easy.

Monthly net income: $

Monthly expenses: $
??Housing: $ 712.50 ????
??Insurance: $ 155.00
??Car expenses (car is paid off - this is for gas): $ 60.00
??Utilities: $ 35.00
??Phone, cable, internet: $ 175.00?
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2002	Debt/Income ratio:	82%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,966	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	return-supernova	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start A Business
Purpose of loan:
This loan will be used to assist with start up costs and operating capital when I purchase an existing tavern that produces well over $100,000 a year income.

My financial situation:
I am a good candidate for this loan because I am a disabled veteran who is looking to provide security for my family. My overall credit report will show that all of my debts get paid on time.

Monthly net income: $65,000

Monthly expenses: $30,000
??Housing: $1000
??Insurance: $500
??Car expenses: $1200
??Utilities: $300
??Phone, cable, internet: $200
??Food, entertainment: $100
??Clothing, household expenses $250
??Credit cards and other loans: $600
??Other expenses:?business expenses?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1985	Debt/Income ratio:	27%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,736	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	coin-commander	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Digging my way out!
Purpose of loan:
This loan will be used to pay off all my credit card debt in one lump sum

My financial situation:
I am a good candidate for this loan because I pay all my bills on schedule and I have no derogatory or late payments on my credit report.

Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $? 1200.00
??Insurance: $ no car
??Car expenses: $ no car
??Utilities: $ included in rent
??Phone, cable, internet: $ 180.00
??Food, entertainment: $300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $300.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1989	Debt/Income ratio:	16%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$20,352	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	buffalo115	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-720 (Jan-2008)
Principal balance:	$3,688.90	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Pay off small debts
This will be my second loan with Prosper.? I am current on the first loan and my credit card obligations.? This loan will be so that I can pay off some small credit card accounts and build up my credit score

My financial situation:
I am a good candidate for this loan because I have had a stable work history for 20 years.? I am a single mother of 2 who has been handling everything on her own.? I have been able to pay my financial obligations in a timely manner.?Would like to pay?off the credit cards and continue to pay my son's college tuition.

Gross monthly income: $8,925
Monthly net income: $ 4776

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 14.00%	Starting monthly payment:	$32.47

Auction yield range:	3.18% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1996	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	just-contract	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bu
Purpose of loan:
This loan will be used to? Build container gardens in my back yard. ???? ???? ???? ????

My financial situation:
I am a good candidate for this loan because?I think Prosper is the neatest business idea!? My husband and I are always looking for ways to improve our financial situation.? We ALWAYS pay our bills on time.? We have multiple sources of income.? I have wanted to build container gardens since we bought our home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.66

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	8%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	27	Length of status:	5y 7m
Amount delinquent:	$2,107	Revolving credit balance:	$553	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lgeuther	Borrower's state:	Illinois	Borrower's group:	Debt Consolidators Unite!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,999.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (May-2009) 540-560 (Jan-2007) 520-540 (Oct-2006)
Principal balance:	$437.35	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
putting new roof on house
Hello everyone,
This would be my second loan from prosper, the first will be paid off with this one, My credit score has improved by more than 100 points since my last loan. I have not been late on the first loan and I have not been late on any of my bills for over 3 years. I also have a very low debt to income ratio. I have also been promoted since my last loan and my income has increased. This loan will help put a new roof on our home. I am hoping that you all will believe in me a second time and help me out with a loan, I promise you will not regret it. Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1991	Debt/Income ratio:	11%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	11y 6m
Amount delinquent:	$54	Revolving credit balance:	$9,095	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	adri02	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	560-580 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay?down credit card debt with high interest rates.???

My financial situation:
I am a good candidate for this loan because we are commited to paying off our credit card debt.? I have worked for the local utility company since 03/01/98.? I am a ditchtender, provide local farmers access to the water they need for irrigation.?????We purchased our first home in September 2008.???I would like to consolidate all credit card debt so I can just make one monthly payment with a lower interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	43%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	5y 1m
Amount delinquent:	$5,300	Revolving credit balance:	$3,686	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	0
Screen name:	carebear1082	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Apr-2009) 620-640 (Oct-2007)
Principal balance:	$464.98	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off debt

Total? Monthly expenses ($965)?The purpose of this loan would be to pay off the remaining balances of debt I have so I can be in a better financial standing with myself and in a better position to help those in need around me.

I am a good candidate for paying off this loan because I have not defaulted in past loan payments and If I receive it I would be so grateful and know that I am given a chance to do the right things. So my way of saying thank you and #1 priority would be to make sure to pay back those who have helped me.

Monthly Net income $1300

Insurance $260
Car $350
Utilities $20
Internet $35
Food $50
Credit cards and other loans $250

Total? Monthly expenses ($965)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	17.18% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	9	Length of status:	0y 9m
Amount delinquent:	$123	Revolving credit balance:	$1,297	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	GG2005	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Super Expansion for Super Jump
Purpose of loan:
This loan will be used to relocate to a larger building and expand our current business.??I have established a solid foundation for our?children's entertainment center, with inflatables and an arcade as the anchor.??This loan will allow?us to move to a larger facility with additional parking, a?full kitchen, a larger arcade area, and?outdoor space for future go-carts and mini-golf.? ?

My financial situation:
I am a good candidate for this loan because?I?have built a solid business and brand with my own personal finances.? I am sole owner, and this will?be my?first loan under the business.??

Monthly net income: $ 5,200

Monthly expenses: $ 3,869
??Housing: $ 1,650
??Insurance: $
??Car expenses: $ 419
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1986	Debt/Income ratio:	39%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	1y 6m
Amount delinquent:	$83	Revolving credit balance:	$6,998	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	pjwklw	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debts-Need a fresh start!
Purpose of loan:
I am divorced with 4 children.? I held on to the marital home longer than I should have and it drained me financially.? I need to pay 2 people back for loans that they gave me in the amount of 10,000, pay off my Kohl's credit card and have some money in the bank.? My financial situation will change starting in October as my support payments will resume in October.? In addition to draining my funds with the house, I had to pay my ex to get out of the maritaI home.? I am also seeking a second job to supplement my current income.? I am definitely willing to have my debt paid back by deducting from my paycheck if that makes it more secure.? I hope that someone out there will help me.

My financial situation:
I am a good candidate for this loan because I am a hard-worker and I am currently employed at a company that has never laid off employees.?

Monthly net income: $ 4260

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $ 125
??Phone, cable, internet: $ 140
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2008	Debt/Income ratio:	8%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,260	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mindful-bonus	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Final Year of Grad School!
I have been a very, very careful in my 28 years to monitor and control my credit. I have made no requests for credit frivolities, and now that I have reached the point where I am funding my final year of my Master's in Healthcare Administration degree I have found that my housing costs, in addition to required materials for courses, have skyrocketed in the recession.

I am eligible for student loans, which I plan to take advantage of this year, but I was blessed to have been left a small trust that has funded my education until this final year without the need for loans. I do not have an auto loan, or loan or any other nature, and I have three credit cards, which have never been paid late and have not approached their limit, instead I have always paid MORE than the amount required. In fact, I can document proof that I have recently paid between $850.00 to $1000.00 to each account to bring their balances down and I have also never approached my credit limits, respectively. As these payment have been made in the past month, I am unsure if they are being reflected on my credit report - but as I said - I have bank documentation that confirms these facts.

While studying, I am also employed full time - a fact that has allowed me to maintain an excellent credit rating and have the security that the economy has taken away from citizens. I hold undergraduate degrees in Economics and Politics, and unfortunately the lending systems remain frozen in regards to loans of the personal nature unless your credit score is 700+. The student loans I am eligible for cover the cost of tuition, they do not provide excess for housing (only a portion) , etc. and thus I am making this loan request to cover the difference.

I am a responsible borrower and student, I am just seeking a small level of assistance to complete my studies. Thank you for taking the time to read this, and regardless, always remember that good goes around.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1990	Debt/Income ratio:	5%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	19	Length of status:	13y 11m
Amount delinquent:	$34,139	Revolving credit balance:	$2,171	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generous-principal	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to complete the amount that I need to pay off my high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a excellent job with the federal government. Also, I have currently been working in the same field for 21 years and with the government for over 14 years.

Monthly net income: $ 5,884

Monthly expenses: $
??Housing: $ 1072
??Insurance: $ 77
??Car expenses: $ 175
??Utilities: $ 150
??Phone, cable, internet: $ 105
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 325
??Other expenses: $ 550
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.49%	Starting borrower rate/APR:	17.49% / 19.69%	Starting monthly payment:	$251.28

Auction yield range:	4.18% - 16.49%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1992	Debt/Income ratio:	51%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$58,819	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-vivid-wampum	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off an IRS debt
Purpose of loan:
This loan will be used to pay down an IRS tax debt that I have been fighting.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time.? I do utilize a lot of credit but I have a great history of on time payments.? While I continue to fight the IRS regarding my 2004 taxes paying this will keep them from placing a lien until my case is decided.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1998	Debt/Income ratio:	25%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,723	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Apr-2008) 580-600 (Mar-2008) 580-600 (Feb-2008)
Principal balance:	$4,138.59	1+ mo. late:	0 ( 0% )
Total payments billed:	48
Description
3rd LOAN(48) On time Payments!
Purpose of loan:
This loan will be used to consolidate additional debt.

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,950.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$180.82

Auction yield range:	17.18% - 17.75%	Estimated loss impact:	18.98%
Lender servicing fee:	1.00%	Estimated return:	-1.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	5%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	justice-tiger	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008)
Principal balance:	$3,902.42	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Consolidate Credit Card Debt
Purpose of loan:
The proceeds of this loan will be used to pay off?a?our remaining family?balance cards . My existing loan was taken out Oct. 2008?and I have never missed or been late on a payment.

My financial situation:
I have always paid my current Prosper Loan on time I am looking for this loan to pay off our?remaining?family credit cards. I have worked for the same company for over 5 years and my income?is steadily increasing and?I anticipate paying this loan on time.

Monthly net income: $ 3650.00????

Monthly expenses:?
??Housing: $ 1250
??Insurance: $ 150
??Car expenses: $ 245
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $?500
??Clothing, household expenses $ 100
??Credit cards and other loans: $?379
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	50%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	0y 8m
Amount delinquent:	$1,043	Revolving credit balance:	$11,336	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	authentic-peace	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First Step To Home Purchase
Purpose of loan:
This loan will be used to consolidate all unsecured debt so that my family can take the next step to purchasing our dream home.

My financial situation:
I am a good candidate for this loan because I have been employed in a professional position for 12 years with the exception of a one year leave to open a business. My lower credit score is due to this business venture several years ago that caused me financial stress and resulted in late payments. All debt from that period has either been paid off or is still being paid on. A large portion of the current unsecured debt is a direct result of that business. All payments have been paid on time since 2005. The consolidation of this debt will lower our monthly outgoing expenses and allow us the flexibility to purchase our dream home. In addition, it will raise our credit scores by paying off the number of revolving debt loans. The expenses below are also offset by my spouse's income which is not included in this application. His net income is $2200.00 a month. The only delinquent line that shows on my credit is a line that I have disputed. It shows as consumer disputes. It is from the time I owned the business, but I have never been able to get the company to send me documents proving the debt. I do not recognize the name and they have not sent me proof. We have our current home for sale, but only expect to sell it for the amount owed in this market. The number of inquires on my report recently are due to car shopping and a home refinance. I refinanced my home loan to a lower rate and I traded my car to a cheaper car as another step to the dream home purchase.?

Monthly net income: $ 2900

Monthly expenses: $
??Housing: $ 841
??Insurance: $ 133
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1500 *to be paid off*
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1986	Debt/Income ratio:	62%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,703	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greeneyedlady613	Borrower's state:	Texas	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	560-580 (Aug-2007) 600-620 (Jul-2007) 520-540 (Nov-2006)
Principal balance:	$1,606.16	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Grandma Got Runover by a Reindeer
I am a 63 year young and lively step-mother of 7 (all grown), 24 grandchildren, and?6 great grandchildren.? I have been married for almost 10 years.? I was disabled in 1989, but have always managed to pay my debts.? I went back to work in 2006, only to be laid off six months later and back on disability.? I have been working part-time for more than a year.

Up until 2003, my credit was excellent.? My husband and I separated for several months, and with limited funs from disability; I was soon "buried" financially.? I have paid off all of?old debt over the past five years.??I would like to consolidate all my current debt and so I can cut down on my monthly "outgo".? ALL my?debts are current and not behind except for the Valley Prosthetics which would be paid in full with this loan.? My monthly disability income is:? $1366.00.? My part-job brings in an average of $250.00 each week.? My husband lost his job in 2008, but was able to find a lower paying job, we had to move to accomodate his new job and that set us back a bit.? He pays the mortgage, utilities, food, insurance and other household necessities.? I am only responsible for my car payment and my bills, which are in additon to those above: Car payment????????????????????????????????????????????????????????????$434.00
Credit cards & other bills paid off by this loan? ??????????????650.00??
NYAARP - Life Insurance???????????????????????????????????????????? 37.00
Valley Prosthetics???????????????????????????????????????????????????? 100.00
Existing Prosper Loan????????????????????????????????????????????????143.00

Total Monthly Expenses:?????????????????????????????????????????$1364.00

I have always been current on my existing Prosper loan.?I thank you for taking the time to consider this loan for
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$289.94

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1999	Debt/Income ratio:	41%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	17y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,311	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gregkw	Borrower's state:	Oregon	Borrower's group:	Live Long & -------
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
loan needed for debt consolidation
I will be using this loan for debt consolidation.??I have been with my current employer for 17yrs and make ample monthley income to support these payments.

Thank you for your consideration,

Greg W.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,885.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$176.60

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1997	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,873	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	2012debtfree	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
High interest debt consolidation
Purpose of loan:
This loan will be used to pay down two high interest credit card acoounts.

My financial situation:
I am a good candidate for this loan because I previously have used prosper successfully and I am dedicated to being debt free within 3 years.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 1026
??Insurance: $ 1000/yearly
??Car expenses: $
??Utilities: $ 200 monthly
??Phone, cable, internet: $ 135
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 467
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2005	Debt/Income ratio:	26%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,768	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	boo5308	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007)
Principal balance:	$1,928.84	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
No late payments here
Purpose of loan:
This loan will be used to? pay off my existing prosper loan and my wells fargo credit card making it into one payment and one intrest charge to save some money

My financial situation:
I am a good candidate for this loan because? my husband and I are very stable in our jobs.I am second in charge as a assistant administrator for a low income senior community and have been there for three years and counting I enjoy helping the elderly at my job and don't plan on leaving soon.I have never had a late payment on any accounts I have or had and always pay every bill on time or even before its due.We don't go out very often leaving us more money to put into a savings account for are future.We are very happy the way things are for us currently and just want to save more money by setting up one payment instead of two.Thank you

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 65
??Car expenses: $135
??Utilities: $ 30
??Phone, cable, internet: $90
??Food, entertainment: $ 125
??Clothing, household expenses $100
??Credit cards and other loans: $ 240
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	1y 2m
Amount delinquent:	$357	Revolving credit balance:	$1,524	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	capital-hornet	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get all little debts into one!
Purpose of loan:
This loan will be used to?pay off some small debts and get them all into one payment.?

My financial situation: (ATTN: The "delinquency" listed is from a fraudulent account that?was opened in my name. I'm still waiting?to hear from?the collection agency,?but I have a letter from the credit card company stating that it is a fraudulent account and is to be removed from my credit report within 90 days.)
I am a good candidate for this loan because? I'm working hard to get my debts under control. I'm working on refinancing my house at a lower interest rate, also, so things will be easier all the way around. Now that the kids are in school full-time, my wife is looking for a day-time job, so we'll be getting more income soon.

Monthly net income: $
1750
Monthly expenses: $
??Housing: $?650
??Insurance: $ 139????
??Car expenses: $ 55
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $?100
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1995	Debt/Income ratio:	28%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	7y 11m
Amount delinquent:	$1,661	Revolving credit balance:	$6,958	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cjeffers0n	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 53% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	7 ( 47% )	620-640 (Apr-2009) 640-660 (May-2008)
Principal balance:	$4,959.63	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Family vacation and pay of medical
Purpose of loan:
This loan will be used to pay off high existing medical bills and used for long awaited family vacation.
My financial situation:
I am a good candidate for this loan because my existing loan with prosper is always paid on time with no issues. I am also on great path of being debt free in the next few years.

Monthly net income: $
5000
Monthly expenses: $
??Housing: $ 1450
??Insurance: $?70
??Car expenses: $?None
??Utilities: $ 300
??Phone, cable, internet: $ 50
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$591.97

Auction yield range:	17.18% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	17%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$32,358	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	aviation77	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Cards
I have been a lender on Prosper for several months and I was atracked to brrow after seeing the lending rates. I have a credit card thats at 19.4% with a $9,000.00 balance and another with a $7000.00 balance that's at 0% but the special interest rate will jump to 19.9% next month. My plan is to pay off the 19.4% and close the account and use the remainder to pay down the 19.9% interest before the higher rate hits. I have no idea why my credit score is not higher I have not had a late or missed payment on any bill for more than five years. I always pay all my debts on time. Thank you very much for your kind consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.98%	Starting borrower rate/APR:	15.98% / 18.80%	Starting monthly payment:	$45.69

Auction yield range:	6.18% - 14.98%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1994	Debt/Income ratio:	23%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$400	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	4
Screen name:	pound-tornado	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for winter heating fuel.
Purpose of loan:
This loan will be used to? help pay for fuel for winter heating

My financial situation:
I am a good candidate for this loan because? I have a steady job and I'm trying to rebuild my credit.? I will have the payment auto drafted from my checking account, so that the lender has the comfort of knowing that the payment will be made.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$178.92

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1971	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,539	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	71	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	coin-champion469	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Taxes
Purpose of loan:
This loan will be used to pay our Real Estate Taxes.

My financial situation:
I am a good candidate for this loan because we are good, honest, hard-working people.? My husband lost his job on July 17, 2009 and the money we had put away for our Real Estate Taxes had to be used to keep up with our bills. My husband's 80 year old mother lives with us and since?her husband died in 2003 we have not asked for help with our utility bills.? If we can't pay our Real Estate Taxes our Mortgage Company has the option to foreclose on our house.? We really need this loan to get the taxes paid.?

Monthly net income: $4560

Monthly expenses: $2860
??Housing: $ 1000
??Insurance: $ 180
??Car expenses: $400
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.79%	Starting borrower rate/APR:	29.79% / 32.16%	Starting monthly payment:	$169.35

Auction yield range:	17.18% - 28.79%	Estimated loss impact:	26.68%
Lender servicing fee:	1.00%	Estimated return:	2.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1998	Debt/Income ratio:	12%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	rate-maker909	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008)
Principal balance:	$2,219.21	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Help tired of the red tape
Purpose of loan:
Thanks to you all. Using prosper i was able to get the money down I needed to purchase my first home and now i want to?to update a few things in it. By the way thanks to you I have a 3/2 built 2006 2000 sqft home I purchased for 75000.?Get in there people now is the time.?I decided to use proper from this point foward for any loans.?I will be repaying this loan within one year, however?I understand that as?a first time homebuyer I will recieve a tax credit?of $7,500 this tax year and should be getting this on my next tax return I will use it to pay the loan balance.???

Well here goes. Thanks everybody.??????????

My financial situation:
I am a good candidate for this loan because?
I am responsible and do not purchase things I cannot afford.
Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 70
??Car expenses: $ 0
??Utilities: $?300
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$1,014.74

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	39%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$66,576	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	entertaining-asset	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge funding
Purpose of loan:
This loan will be used to?
Provide a gap between cash flow and payroll. We recently have secured some very good work, which required us to hire a couple additional people. The revenue is coming, however, it's behind payroll at the moment.
My financial situation:
Personally stable with a very fast growing small company.
I am a good candidate for this loan because?I pay my bills, I have never defaulted on any loan, and I will certainly have the funds to pay this back.
Information in the Description is not verified.